[GRAPHIC OMITTED]
                                 WARBURG PINCUS
                          CREDIT SUSSE ASSET MANAGEMENT

                                     ANNUAL
                                     REPORT
                                 AUGUST 31, 1999

                                 WARBURG PINCUS
                            INTERNATIONAL GROWTH FUND

                                    (BULLET)

                                 WARBURG PINCUS
                              EUROPEAN EQUITY FUND

                                    (BULLET)

                                 WARBURG PINCUS
                            EMERGING MARKETS II FUND

                                    (BULLET)

                                 WARBURG PINCUS
                         GLOBAL TELECOMMUNICATIONS FUND

More complete information about the funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, 466 Lexington Avenue,New York, NY 10017. Telephone: 800-888-6878. Warburg Pincus Funds is a division of Credit Suisse Asset Management Securities, LLC.

   FROM TIME TO TIME, THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

   RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

   THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF AUGUST 31, 1999; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

   FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC (CSAM) OR ANY AFFILIATE, ARE NOT FDICINSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

Warburg Pincus International Growth Fund
Portfolio Managers' Letter -- August 31, 1999
--------------------------------------------------------------------------------
                                                              September 15, 1999

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus International Growth Fund (the "Fund") for the fiscal year ended August 31, 1999.

   At August 31, 1999, the NAV of the Fund's institutional shares was $23.47, compared to an NAV of $22.70 on August 31, 1998. As a result, the institutional shares' total return was 13.9% (assuming the reinvestment of dividends and distributions totaling $2.27 per share). By comparison, the MSCI EAFE Index ("EAFE Index") returned 26.0% during the same period.

   At August 31, 1999, the net asset value ("NAV") of the Fund's common shares was $23.25, compared to an NAV of $22.56 on August 31, 1998. As a result, the common shares' total return was 13.5% (assuming the reinvestment of dividends and distributions totaling $2.26 per share). By comparison, EAFE Index returned 26.0% during the same period.

   The Fund underperformed its EAFE benchmark primarily due to the effects of our exposure to Europe, Asia and Japan:

   (BULLET) EUROPE. Our sectoral positioning in Europe proved unsuccessful. We adopted a defensive orientation late in the third quarter of 1998, for instance, at a time when market sentiment was intensely negative. This included the elimination of most of our holdings in major European banks. The Fund was thus heavily underweight in the latter sector during the fourth quarter, when interest-rate-sensitive companies worldwide sharply rallied as global rates fell. Our overall approach of "growth at a reasonable price" detracted from performance in the first half of 1999, furthermore, when investor preferences shifted toward value-oriented cyclical sectors.

   (BULLET) ASIA. We remained prudently cautious about the ability of most Asian economies to bounce back from the severe macroeconomic downturn that struck the region in 1997 and 1998. As a result, we were largely absent from major Asian markets like Singapore and Hong Kong, both of which generated extraordinary returns during the fiscal year.

August 31, 1999
--------------------------------------------------------------------------------
(BULLET) JAPAN. In Japan, we emphasized large blue-chip exporters such as Sony, Canon, TDK and Honda, which we believed would benefit from a weakening yen and a relatively low exposure to the depressed domestic economy. This positioning hurt performance particularly in the fourth quarter of 1998, when many of these stocks experienced profit-taking as the yen began to strengthen and investors favored the shares of the large Japanese banks and other sectors that had previously lagged the domestic market.

   As other developments occur in the international equity markets or at Credit Suisse Asset Management, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.


Sincerely yours,

Credit Suisse Asset Management International Equities Management Team

Steven D. Bleiberg, Managing Director
Richard W. Watt, Managing Director
Emily Alejos, Director
Robert B. Hrabchak, Director
Alan Zlatar, Vice President

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

Warburg Pincus International Growth Fund
Portfolio Managers' Letter -- August 31, 1999 (cont'd)
--------------------------------------------------------------------------------
                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Comparison of Change in Value of $10,000 Investment in the Warburg Pincus International Growth Institutional Shares and the MSCIEAFE Index 1 from Inception (9/30/92) and at each Quarter End. (Unaudited)
--------------------------------------------------------------------------------

   AVERAGE ANNUAL       1 YEAR     3 YEARS   5 YEARS    SINCE INCEPTION
    TOTAL RETURNS       13.88%      15.51%     8.64%        (9/30/92)
FOR THE PERIODS ENDED                                         11.76%
      8/31/99
(INSTITUTIONAL SHARES)
     (UNAUDITED)

                         Warburg Pincus International
                         Growth Institutional Shares     MSCI EAFE Index

10/01/92                         $10,000                      $10,000
11/30/92                         $ 9,947                      $ 9,571
02/28/93                         $10,173                      $ 9,918
05/31/93                         $11,520                      $12,062
08/31/93                         $12,487                      $12,962
11/30/93                         $12,447                      $11,928
02/28/94                         $14,154                      $13,841
05/31/94                         $13,349                      $13,735
08/31/94                         $14,264                      $14,405
11/30/94                         $13,432                      $13,732
02/28/95                         $11,741                      $13,258
05/31/95                         $12,834                      $14,451
08/31/95                         $13,115                      $14,517
11/30/95                         $12,849                      $14,815
02/29/96                         $13,849                      $15,539
05/31/96                         $14,426                      $16,041
08/31/96                         $14,008                      $15,706
11/30/96                         $14,701                      $16,606
02/28/97                         $15,165                      $16,090
05/31/97                         $15,940                      $17,303
08/31/97                         $16,240                      $17,179
11/30/97                         $16,693                      $16,588
02/28/98                         $18,790                      $18,633
05/31/98                         $20,823                      $19,278
08/31/98                         $18,956                      $17,201
11/30/98                         $19,650                      $19,370
02/28/99                         $19,923                      $19,610
05/31/99                         $19,537                      $20,175
08/31/99                         $21,588                      $21,678

Comparison  of Change  in Value of  $10,000  Investment  in the  Warburg  Pincus
International Growth Common Shares and the MSCIEAFE Index 1 from Inception (11/1/96) and at each Quarter End. (Unaudited)

   AVERAGE ANNUAL       1 YEAR       SINCE INCEPTION
    TOTAL RETURNS       13.52%           (11/1/96)
FOR THE PERIODS ENDED                      15.59%
      8/31/99
  (COMMON SHARES)
    (UNAUDITED)
                         Warburg Pincus International
                            Growth Common Shares           MSCI EAFE Index
11/1/96                         $10,000                       $10,000
11/30/96                        $10,356                       $10,369
02/28/97                        $10,673                       $10,046
05/31/97                        $11,208                       $10,803
08/31/97                        $11,414                       $10,726
11/30/97                        $11,728                       $10,357
02/28/98                        $13,189                       $11,634
05/31/98                        $14,596                       $12,037
08/31/98                        $13,278                       $10,740
11/30/98                        $13,754                       $12,094
2/28/99                         $13,939                       $12,244
5/31/99                         $13,660                       $12,597
8/31/99                         $15,073                       $13,535

Note:Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

1 The Morgan Stanley Europe, Australia and Far East Index is an unmanaged index (with no defined investment objective) of equities that includes reinvestments of dividends, and is the exclusive property of Morgan Stanley Capital Co., Incorporated.

Warburg Pincus European Equity Fund
Portfolio Managers' Letter -- August 31, 1999
--------------------------------------------------------------------------------

                                                              September 15, 1999

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus European Equity Fund (the "Fund") from its inception of investment operations on January 28, 1999 to the end of its fiscal year on August 31, 1999.

   European equity markets were fairly flat during the period, as reflected by the 0.3% return of the MSCI Europe Index1. A number of meaningful positive and negative factors tended to offset each other. On the positive side, the European Central Bank unexpectedly cut short-term interest rates in Euroland by half a percentage point in April, and there was an ongoing stream of announcements of high-profile mergers or acquisitions in a variety of industries.

   The supportive effects of these and other developments, though, were ultimately canceled out by concern about U.S. interest rates and inflation; nervousness about persistent weakness in Continental economies, particularly that of Germany; disappointing weakness in the euro versus the U.S. dollar for much of the period; and the conflict in Kosovo.

   The Fund's results were most favorable in France, where we owned six of the ten strongest stocks during the period. Effective country allocations included our complete absence from Belgium, overweight in Germany and underweight in Finland. Conditions proved most challenging in the U.K.

   At August 31, 1999, the net asset value ("NAV") of the Fund's institutional and common shares was $9.80 and $9.79, respectively, compared to an NAV of $10.00 for both share classes on January 28, 1999 (Inception date).

   Looking ahead, we are optimistic about the prospects for European equity markets. Stocks on the Continent and in the U.K. should benefit from clearer signs of economic recovery; the likelihood that Euroland interest rates will remain stable; and vibrant corporate consolidation activity.

   The fundamental elements of our strategy include an emphasis on companies poised to benefit from an anticipated pick-up in economic activity, both regionally and globally. Overweight positions have been established in capital goods manufacturers, oil and oil service companies and information technology service providers, which reflect our belief that earnings will surprise on the upside as we move into the year 2000.

Warburg Pincus European Equity Fund
Portfolio Managers' Letter -- August 31, 1999 (cont'd)
--------------------------------------------------------------------------------


   Geographically, we have moved to underweight the U.K., where the interest-rate environment appears less favorable than on the Continent. However, we continue to find individual U.K. companies that are poised to benefit from the trends mentioned above.

   As other developments occur in the European equity markets or at Credit Suisse Asset Management, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.


 Sincerely yours,

Credit Suisse Asset Management European Equities Management Team

Harold W. Ehrlich, Managing Director
Nancy Nierman, Director
J. H. Cullum Clark, Director

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES IN EUROPE, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN A MORE GEOGRAPHICALLY DIVERSIFIED EQUITY FUND.



1  The  Morgan  Stanley   Capital   International   Europe  Index  is  a  market
   capitalization-weighted   index  of  15  European  countries.  The  index  is
   calculated on a total return basis with net dividends reinvested.

Warburg Pincus Emerging Markets II Fund
Portfolio Managers' Letter -- August 31, 1999
--------------------------------------------------------------------------------
                                                              September 14, 1999

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus Emerging Markets II Fund (the "Fund") for the fiscal year ended August 31, 1999.

   At August 31, 1999, the NAV of the Fund was $14.88, compared to an NAV of $10.44 on August 31, 1998. As a result, the Fund's total return was 45.1%
(assuming the reinvestment of distributions totaling $0.21 per share). By comparison, the MSCI Emerging Markets Free Index ("EMF Index") returned 72.3% during the same period.

   At August 31, 1999, the net asset value ("NAV") of the Fund's common shares was $14.91, compared to an NAV of $10.48 on August 31, 1998. The common shares' total return between August 31, 1998 and August 31, 1999 was 44.7% (assuming the reinvestment of distributions totaling $0.19 per share). By comparison, the EMF Index returned 72.3% during the same period.

   Several factors were responsible for the Fund's underperformance of its EMF benchmark:

   (BULLET) SOUTH  KOREA.  Stock  selection  in  South  Korea  was  particularly ineffective, as we chose to emphasize growth-oriented Korean companies based on the impressive momentum of the nation's economic recovery. Unfortunately for the Fund, we did so during a period in which the shares of banks, brokers and other value-oriented sectors dramatically outperformed.

   (BULLET) BRAZIL. Returns were subpar in Brazil,  particularly in February and
            March. We adopted a cautious stance in Brazil following its mid-January devaluation of the real. This was due both to the harsh "contagion" effect of Asian devaluations on financial markets throughout the emerging world and the historical tendency among Latin American nations to raise interest rates in devaluationary times. This approach proved unsuccessful, however, as the real's devaluation had little impact on other markets and Brazil subsequently pursued a course of sharply reducing interest rates.

   (BULLET) CASH. Prudence and long experience with the volatile nature of emerging equity markets prompted us to maintain a small -- yet meaningful -- level of the Fund's assets in cash reserves. The extraordinary performance of emerging equities caused this to be a drag on the Fund's overall return.

Warburg Pincus Emerging Markets II Fund
Portfolio Managers' Letter -- August 31, 1999 (cont'd)
--------------------------------------------------------------------------------
   (BULLET) POLAND AND HUNGARY. Our choice of stocks in Poland and Hungary proved unfavorable, notably our insufficient exposure to the strong Polish banking sector.

   Thank you for your support, and please feel free to call upon us at any time if you have questions.


 Sincerely yours,

Credit Suisse Asset Management Emerging Markets Equities
Management Team

Richard W. Watt, Managing Director
Steven D. Bleiberg, Managing Director
Emily Alejos, Director
Robert B. Hrabchak, Director
Alan Zlatar, Vice President

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING MARKETS INVESTMENTS.

Warburg Pincus Emerging Markets II Fund
Portfolio Managers' Letter -- August 31, 1999 (cont'd)
--------------------------------------------------------------------------------
    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS
      EMERGING MARKETS II INSTITUTIONAL SHARES AND THE MSCIEMERGING MARKETS
   FREE INDEX 1 FROM INCEPTION (1/29/93) AND AT EACH QUARTER END. (UNAUDITED)

    AVERAGE ANNUAL        1 YEAR      3 YEARS      FIVE YEARS    SINCE INCEPTION
    TOTAL RETURNS         45.12%      (3.59)%       (6.88)%         (1/29/93)
FOR THE PERIODS ENDED                                                 2.37%
       8/31/99
(INSTITUTIONAL SHARES)
     (UNAUDITED)

                          Warburg Pincus                      MSCI
02/01/93                       $10,000                        $10,000
02/28/93                       $ 9,967                        $10,159
05/31/93                       $10,707                        $10,923
08/31/93                       $12,253                        $12,443
11/30/93                       $14,507                        $14,648
02/28/94                       $16,908                        $17,058
05/31/94                       $14,691                        $15,724
08/31/94                       $16,664                        $18,257
11/30/94                       $15,722                        $17,189
02/28/95                       $11,347                        $13,765
05/31/95                       $12,552                        $15,243
08/31/95                       $12,594                        $15,263
11/30/95                       $11,718                        $14,349
02/29/96                       $12,863                        $15,795
 5/31/96                       $13,743                        $16,481
 8/31/96                       $13,013                        $15,846
11/30/96                       $13,164                        $15,817
 2/28/97                       $14,790                        $17,699
 5/31/97                       $14,460                        $17,759
 8/31/97                       $14,094                        $16,573
11/30/97                       $12,559                        $13,717
 2/28/98                       $12,767                        $14,298
 5/31/98                       $11,520                        $12,734
 8/31/98                       $ 8,039                        $ 8,360
11/30/98                       $ 9,110                        $10,644
 2/28/99                       $ 8,970                        $10,420
 5/31/99                       $10,522                        $13,175
 8/31/99                       $11,667                        $14,402

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS
      EMERGING MARKETS II COMMON SHARES AND THE MSCI EMERGING MARKETS FREE INDEX 1 FROM INCEPTION (11/1/96) AND AT EACH QUARTER END. (UNAUDITED)

     AVERAGE ANNUAL      1 YEAR     SINCE INCEPTION
     TOTAL RETURNS       44.67%        (11/1/96)
 FOR THE PERIODS ENDED                   (3.80)%
       8/31/99
(INSTITUTIONAL SHARES)
      (UNAUDITED)

                               Warburg                         MSCI
11/1/96                        $10,000                       $10,000
11/30/96                       $10,171                       $10,106
2/28/97                        $11,394                       $11,309
5/31/97                        $11,134                       $11,347
8/31/97                        $10,841                       $10,589
11/30/97                       $ 9,652                       $ 8,765
2/28/98                        $ 9,818                       $ 9,135
5/31/98                        $ 8,867                       $ 8,136
8/31/98                        $ 6,195                       $ 5,341
11/30/98                       $ 7,016                       $ 6,800
2/28/99                        $ 6,900                       $ 6,657
5/31/99                        $ 8,078                       $ 8,417
8/31/99                        $ 8,962                       $ 9,201

Note:Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

1 The Morgan Stanley Emerging Markets Free Index is an unmanaged index (with no defined investment objective) of equities that include reinvestment of dividends and is compiled by Morgan Stanley Capital International.

Warburg Pincus Global Telecommunications Fund
Portfolio Managers' Letter -- August 31, 1999
--------------------------------------------------------------------------------
                                                              September 14, 1999

Dear Shareholders:

   We are pleased to report on the results of the Warburg Pincus Global Telecommunications Fund (the "Fund") for the fiscal year ended August 31, 1999.

   At August 31, 1999, the net asset value ("NAV") of the Fund was $41.22, compared to an NAV of $20.54 on August 31, 1998. As a result, the Fund's total return was 120.7% (assuming the reinvestment of distributions totaling $2.84 per share). By comparison, the MSCI Telecommunications Index returned 36.6% during the same period.

   Several elements contributed to the Fund's outstanding performance:

   (BULLET) We effectively managed the balance of the portfolio's exposure to developed markets relative to emerging markets. During the first half of the year, for example, we generally steered clear of emerging markets, whose telecom stocks did not perform as well as those of most other emerging sectors.

            We gradually re-entered Latin America in the fourth quarter of 1998, though, when major Latin telecoms like Brazil's Telebras and Telesp were selling at bargain-basement valuations -- and in time for the early-1999 Latin rally. We deployed assets more meaningfully elsewhere in the emerging world starting in the second quarter of 1999.

   (BULLET) Stock selection was notably successful in developed Europe, where we fared especially well in the U.K. and Finland.

   (BULLET) We  raised  the  Fund's   allocation   to  Japan,   where  there  is
            historically high positive correlation between the economy's strength and the performance of telecom stocks like the giant Nippon Telephone & Telegraph (NTT). Evidence of recovery in the Japanese economy now appears indisputable, which thus augurs well for telecom shares there. Another plus is that NTT, for instance, is undergoing a major corporate restructuring. We believe this will have very favorable implications for NTT's own shares as well as those of the broader Japanese telecom sector, in which we have built widely diversified exposure.

Warburg Pincus Global Telecommunications Fund
Portfolio Managers' Letter -- August 31, 1999 (cont'd)
--------------------------------------------------------------------------------


   Thank you for your support, and please feel free to call upon us at any time if you have questions.


Sincerely yours,

Credit Suisse Asset Management Global Telecommunications
Management Team

Steven D. Bleiberg, Managing Director
Richard W. Watt, Managing Director
Scott Lewis, Director
James A. Abate, Director
Emily Alejos, Director
Robert B. Hrabchak, Director

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TELECOMMUNICATIONS, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUES. MORE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES AND THE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH A SINGLE-INDUSTRY FUND, IS PROVIDED IN THE PROSPECTUS.

Warburg Pincus Global Telecommunications Fund
Portfolio Managers' Letter -- August 31, 1999 (cont'd)
--------------------------------------------------------------------------------
   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS
    GLOBAL TELECOMMUNICATIONS COMMON SHARES AND THE MSCI TELECOMMUNICATIONS
     INDEX 1 FROM INCEPTION (12/4/96) AND AT EACH QUARTER END. (UNAUDITED)


     AVERAGE ANNUAL      1 YEAR     SINCE INCEPTION
     TOTAL RETURNS       120.73%        (12/4/96)
 FOR THE PERIODS ENDED                   (52.69)%
        8/31/99
    (COMMON SHARES)
       (UNAUDITED)

                          Warburg  Pincus                 Morgan Stanley

12/04/96                     $10,000                         $10,000
 2/28/97                     $10,787                         $10,253
 5/31/97                     $11,460                         $10,727
 8/31/97                     $11,533                         $10,729
11/30/97                     $12,859                         $12,107
 2/28/98                     $15,178                         $13,864
 5/31/98                     $16,664                         $15,022
 8/31/98                     $14,461                         $15,079
11/30/98                     $19,460                         $17,255
 2/28/99                     $24,138                         $20,840
 5/31/99                     $28,188                         $21,044
 8/31/99                     $31,920                         $20,598



Note:Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.



1 The Morgan Stanley Telecommunications Index is an unmanaged index (with no defined investment objective) of telecommunciations equities that include reinvestment of dividends and is compiled by Morgan Stanley Capital International.

WARBURG PINCUS INTERNATIONAL GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    ------

COMMON STOCKS (97.7%)
AUSTRALIA (1.8%)
BANKING (0.4%)
    National Australia Bank, Ltd.#                     160,200 $  2,418,110
                                                               ------------
BROADCASTING & PUBLISHING (0.3%)
    Publishing & Broadcasting, Ltd.                    331,538    1,947,658
                                                               ------------
BUSINESS & PUBLIC SERVICES (0.0%)
    ecorp Limited**                                         66           83
                                                               ------------
ENERGY SOURCES (0.6%)
    Broken Hill Proprietary Co., Ltd.                  396,073    4,252,298
                                                               ------------
MULTI-INDUSTRY (0.3%)
    Southcorp Limited                                  474,903    1,784,066
                                                               ------------
REAL ESTATE (0.2%)
    Lend Lease Corp., Ltd.                             138,380    1,687,754
                                                               ------------
    TOTAL AUSTRALIA                                              12,089,969
                                                               ------------
BRAZIL (0.3%)
ENERGY SOURCES (0.3%)
    Petroleo Brasileiro S.A. ADR**                     160,200    2,142,162
                                                               ------------
    TOTAL BRAZIL                                                  2,142,162
                                                               ------------
CHILE (0.1%)
TELECOMMUNICATIONS (0.1%)
    Compania de Telecomunicaciones
      de Chile S.A. ADR#**                              29,000      652,500
                                                               ------------
    TOTAL CHILE                                                     652,500
                                                               ------------
CHINA (0.2%)
METALS - STEEL (0.2%)
    China Steel Corp. ADR                               71,400    1,292,340
                                                               ------------
    TOTAL CHINA                                                   1,292,340
                                                               ------------
FINLAND (2.6%)
ELECTRICAL & ELECTRONICS (1.8%)
    Nokia Oyj                                          145,262   12,120,893
                                                               ------------
FOREST PRODUCTS & PAPER (0.8%)
    UPM-Kymmene Oyj#                                   167,249    5,785,359
                                                               ------------
    TOTAL FINLAND                                                17,906,252
                                                               ------------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS INTERNATIONAL GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    ------
COMMON STOCKS (CONT'D)
FRANCE (15.9%)
AUTOMOBILES (0.9%)
    Renault S.A.                                       116,344 $  6,267,144
                                                               ------------
BANKING (2.5%)
    Banque Nationale de Paris - CVG**                   24,869      218,280
    Banque Nationale de Paris#                         133,538   10,211,721
    Compagnie Financiere de Paribas                         18        1,914
    Credit Lyonnais S.A.**                             219,812    6,732,943
                                                               ------------
                                                                 17,164,858
                                                               ------------
BUSINESS & PUBLIC SERVICES (2.8%)
    Cap Gemini S.A.#                                    37,571    6,448,543
    Suez Lyonnaise des Eaux                             25,064    4,180,113
    Vivendi#                                           112,167    8,660,401
                                                               ------------
                                                                 19,289,057
                                                               ------------
ELECTRICAL & ELECTRONICS (1.2%)
    Alcatel                                             52,789    8,084,757
                                                               ------------
ELECTRONIC COMP. & INSTRUMENTS (1.3%)
    STMicroelectronics N.V.                            133,388    8,854,775
                                                               ------------
ENERGY SOURCES (1.2%)
    Total Fina S.A. Cl. B#                              65,395    8,426,746
                                                               ------------
FOOD & HOUSEHOLD PRODUCTS (1.2%)
    Groupe Danone                                       32,993    8,161,391
                                                               ------------
HEALTH & PERSONAL CARE (0.6%)
    Rhone-Poulenc S.A.                                  83,431    4,046,549
                                                               ------------
INSURANCE (1.1%)
    AXA S.A.                                            62,145    7,732,270
                                                               ------------
MERCHANDISING (1.6%)
    Carrefour S.A.#                                     66,166   10,762,449
                                                               ------------
RECREATION & OTHER CONSUMER GOODS (1.5%)
    Louis Vuitton Moet Hennessy#                        32,701    9,950,841
                                                               ------------
    TOTAL FRANCE                                                108,740,837
                                                               ------------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS INTERNATIONAL GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    ------

COMMON STOCKS (CONT'D)
GERMANY (7.7%)
BANKING (1.2%)
    Deutsche Bank AG                                   116,772 $  7,949,085
                                                               ------------
BUSINESS & PUBLIC SERVICES (0.9%)
    Systeme, Anwendungen, Produkte in
      der Datenverarbeitung AG Pfd.                      5,913    2,344,228
    Systeme, Anwendungen, Produkte
      in der Datenverarbeitung AG                       11,897    4,121,609
                                                               ------------
                                                                  6,465,837
                                                               ------------
CHEMICALS (0.8%)
    BASF AG                                            116,983    5,226,592
                                                               ------------
ELECTRICAL & ELECTRONICS (0.7%)
    Siemans AG#                                         62,172    5,194,298
                                                               ------------
INSURANCE (0.9%)
    Allianz AG Registered Shares#                       23,498    6,150,178
                                                               ------------
MULTI-INDUSTRY (1.1%)
    Preussag AG#                                       128,944    7,327,215
                                                               ------------
TELECOMMUNICATIONS (1.3%)
    Mannesmann AG                                       57,223    8,648,997
                                                               ------------
UTILITIES - ELECTRICAL & GAS (0.8%)
    Veba AG                                             90,003    5,670,521
                                                               ------------
    TOTAL GERMANY                                                52,632,723
                                                               ------------
GREECE (0.5%)
BANKING (0.2%)
    National Bank of Greece S.A. GDR**                 106,508    1,560,342
                                                               ------------
TELECOMMUNICATIONS (0.3%)
    Hellenic Telecommunications
      Organization S.A. ADR#**                         205,320    2,117,362
                                                               ------------
    TOTAL GREECE                                                  3,677,704
                                                               ------------
HONG KONG (1.0%)
BANKING (0.2%)
    Hang Seng Bank Limited                             120,510    1,361,861
                                                               ------------
MULTI-INDUSTRY (0.3%)
    Hutchison Whampoa, Ltd.                             72,000      702,389
    Swire Pacific, Ltd.                                242,000    1,249,747
                                                               ------------
                                                                  1,952,136
                                                               ------------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS INTERNATIONAL GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    ------
COMMON STOCKS (cont'd)
HONG KONG (CONT'D)
REAL ESTATE (0.3%)
    Cheung Kong Holdings, Ltd.                         156,000 $  1,356,097
    Henderson Land Development Co., Ltd.               160,900      851,648
                                                               ------------
                                                                  2,207,745
                                                               ------------
TELECOMMUNICATIONS (0.2%)
    China Telecom (Hong Kong), Ltd.**                  460,800    1,433,151
                                                               ------------
    TOTAL HONG KONG                                               6,954,893
                                                               ------------
ISRAEL (0.1%)
ELECTRICAL & ELECTRONICS (0.1%)
    ECI Telecommunications, Ltd. ADR#                   28,670      813,511
                                                               ------------
INVESTMENT COMPANY (0.0%)
    Geotek Communications, Inc.Series M**                  600            0
                                                               ------------
    TOTAL ISRAEL                                                    813,511
                                                               ------------
ITALY (3.1%)
BANKING (0.8%)
    Istituto Bancario San Paolo di Torino S.p.A.#      406,421    5,456,036
                                                               ------------
ENERGY SOURCES (1.2%)
    ENI S.p.A.                                       1,351,474    8,122,234
                                                               ------------
INSURANCE (1.1%)
    Assicurazioni Generali S.p.A.                      219,461    7,406,000
                                                               ------------
    TOTAL ITALY                                                  20,984,270
                                                               ------------
JAPAN (27.4%)
APPLIANCES & HOUSEHOLD DURABLES (1.8%)
    Aiwa Co., Ltd.                                      48,900    1,409,356
    Morgan Stanley "Sony Corp." - (CPS)                  1,750    3,707,468
    Sony Corp.                                          53,900    6,970,913
    Sony Corp. ADR                                       1,100      140,044
                                                               ------------
                                                                 12,227,781
                                                               ------------
AUTOMOBILES (2.6%)
    Fuji Heavy Industries, Ltd.#                       333,000    2,648,411
    Mabuchi Motor Co., Ltd.#                            30,248    3,763,013
    Merrill Lynch "Honda Motor Corp." - (CPS)            3,200    3,043,840
    Toyota Motor Corp.                                 286,600    8,443,127
                                                               ------------
                                                                 17,898,391
                                                               ------------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS INTERNATIONAL GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    ------

COMMON STOCKS (CONT'D)
JAPAN (CONT'D)
BANKING (3.0%)
    Asahi Bank, Ltd. (The)                             409,000 $  2,499,325
    Bank of Tokyo - Mitsubishi, Ltd. (The)             310,000    4,622,789
    Sanwa Bank, Ltd. (The)#                            253,000    3,461,277
    Sumitomo Bank, Ltd. (The)                          285,000    3,899,068
    Sakura Bank, Ltd. (The)                            611,000    3,232,167
    Tokai Bank, Ltd. (The)                             397,000    2,520,138
                                                               ------------
                                                                 20,234,764
                                                               ------------
BROADCASTING & PUBLISHING (0.3%)
    Kadokawa Shoten Publishing Co., Ltd.                 8,700    1,944,061
                                                               ------------
BUSINESS & PUBLIC SERVICES (2.1%)
    Bellsystem 24, Inc.                                  1,900      953,105
    Fuji Soft ABC, Inc.                                 32,200    2,232,000
    Fujitsu Support & Service, Inc.                      8,500    2,193,967
    Konami Co., Ltd.                                    36,200    3,166,298
    NTT Data Corp.                                         385    3,722,127
    Toyo Information Systems Co., Ltd.#                 47,000    2,036,180
                                                               ------------
                                                                 14,303,677
                                                               ------------
CHEMICALS (1.4%)
    Mitsui Chemicals Industries                        495,800    3,617,605
    Sumitomo Chemical Co., Ltd.                        442,000    2,265,600
    Takeda Chemical Industries                          73,000    3,661,931
                                                               ------------
                                                                  9,545,136
                                                               ------------
CONSTRUCTION & HOUSING (0.6%)
    Daiwa House Industry Co., Ltd.                     210,000    2,106,865
    Sekisui House, Ltd.                                209,000    2,243,610
                                                               ------------
                                                                  4,350,475
                                                               ------------
DATA PROCESSING & REPRODUCTION (1.0%)
    Canon, Inc.                                         62,000    1,809,532
    Fujitsu Limited                                    108,000    3,161,939
    Morgan Stanley "Canon Corp." - (CPS)                 1,860    2,068,671
                                                               ------------
                                                                  7,040,142
                                                               ------------
ELECTRICAL & ELECTRONICS (0.9%)
Hikari Tsushin, Inc.#                                    6,500    3,426,619
    NEC Corp.#                                         156,000    2,532,615
                                                               ------------
                                                                  5,959,234
                                                               ------------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS INTERNATIONAL GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    ------
COMMON STOCKS (CONT'D)
JAPAN (CONT'D)
ELECTRONIC COMP. & INSTRUMENTS (2.7%)
    Fanuc, Ltd.                                         41,300 $  2,486,100
    Hoya Corp.                                          24,000    1,435,951
    I-O Data Device, Inc.                               12,300      445,369
    Nemic-Lambda K.K.                                   11,300      608,072
    NIDEC Corp.#                                        10,300    2,028,217
    Rohm Co., Ltd.                                      27,700    5,507,581
    TDK Corp.                                           28,100    3,408,651
    Tokyo Seimitsu Co., Ltd.                            24,500    2,413,318
                                                               ------------
                                                                 18,333,259
                                                               ------------
FINANCIAL SERVICES (2.4%)
    Acom Company, Ltd.#                                 37,700    3,820,147
    Daiwa Securities Group, Inc.#                      174,000    1,572,706
    Jafco Co., Ltd.                                     25,000    1,901,650
    Nichiei Co., Ltd.#                                  32,468    2,990,898
    Nomura Securities Co., Ltd. (The)                  298,000    4,362,304
    Orix Corp.#                                         21,200    2,037,986
                                                               ------------
                                                                 16,685,691
                                                               ------------
FOOD & HOUSEHOLD PRODUCTS (0.5%)
    Kao Corp.                                           94,000    2,666,324
    Yakult Honsha Co., Ltd.                             69,000    1,000,624
                                                               ------------
                                                                  3,666,948
                                                               ------------
INDUSTRIAL COMPONENTS (0.4%)
    Minebea Company#                                   151,000    1,817,923
    Sumitomo Rubber Industries, Ltd.                   140,000      962,773
                                                               ------------
                                                                  2,780,696
                                                               ------------
MERCHANDISING (1.4%)
    Avex, Inc.                                           1,800      356,252
    Don Quijote Co., Ltd.#                               4,200      907,867
    FamilyMart Co., Ltd.                                56,400    2,890,947
    Ito-Yokado Co., Ltd.#                               42,000    3,087,514
    Ryohin Keikaku Co., Ltd. - New                       3,900      768,322
    Ryohin Keikaku Co., Ltd.#                            3,900      782,550
    Shimamura Co.                                        5,500      727,370
                                                               ------------
                                                                  9,520,822
                                                               ------------
REAL ESTATE (0.5%)
    Sumitomo Realty & Development Co., Ltd.#           793,000    3,175,136
                                                               ------------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS INTERNATIONAL GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    ------
COMMON STOCKS (CONT'D)
JAPAN (CONT'D)
RECREATION & OTHER CONSUMER GOODS (1.9%)
    Aruze Corp.                                         17,000 $  1,612,527
    Heiwa Corp.                                         41,700    1,262,696
    Nintendo Co., Ltd.                                  42,900    7,434,222
    Noritsu Koki Co., Ltd.                              11,000      487,589
    Sankyo Co., Ltd.                                    30,400    2,290,226
                                                               ------------
                                                                 13,087,260
                                                               ------------
TELECOMMUNICATIONS (2.2%)
    Nippon Telegraph & Telephone                           967   10,848,163
    NTT Mobile Communication Network, Inc.#                 36      597,583
    NTT Mobile Communication Network, Inc. - New           200    3,301,667
                                                               ------------
                                                                 14,747,413
                                                               ------------
TEXTILES & APPAREL (0.3%)
    WORLD Co., Ltd.#                                    14,900    1,732,691
                                                               ------------
TRANSPORTATION - ROAD & RAIL (0.4%)
    Nippon Express Co., Ltd.                           390,000    2,977,246
                                                               ------------
TRANSPORTATION - SHIPPING (0.1%)
    Mitsui O.S.K. Lines Ltd.                           418,000      800,609
                                                               ------------
WHOLESALE & INTERNATIONAL TRADE (0.9%)
    Softbank Corp.                                      18,200    6,241,427
                                                               ------------
    TOTAL JAPAN                                                 187,252,859
                                                               ------------
MEXICO (1.1%)
MERCHANDISING (0.3%)
    Cifra S.A. de C.V. Cl. V ADR#**                     94,020    1,567,877
                                                               ------------
TELECOMMUNICATIONS (0.8%)
    Cemex S.A. de C.V., Cl. A ADR                        6,745       59,980
    Cemex S.A. de C.V., Cl. B ADR                      175,600    1,559,644
    Telefonos de Mexico S.A.,Cl. L  ADR                 53,900    4,008,813
                                                               ------------
                                                                  5,628,437
                                                               ------------
    TOTAL MEXICO                                                  7,196,314
                                                               ------------
NETHERLANDS (4.5%)
APPLIANCES & HOUSEHOLD DURABLES (1.3%)
    Koninklijke Philips Electronics N.V.                84,521    8,708,581
                                                               ------------
BROADCASTING & PUBLISHING (1.0%)
    VNU Verenigd Bezit                                 177,491    6,805,162
                                                               ------------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS INTERNATIONAL GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    ------
COMMON STOCKS (CONT'D)
NETHERLANDS (CONT'D)
CHEMICALS (1.0%)
    Akzo Nobel N.V.                                    147,159 $  6,846,810
                                                               ------------
FINANCIAL SERVICES (0.6%)
    ING Groep N.V.#                                     71,496    3,919,265
                                                               ------------
INSURANCE (0.6%)
    Fortis (NL) N.V.                                   123,457    4,179,259
                                                               ------------
    TOTAL NETHERLANDS                                            30,459,077
                                                               ------------
PORTUGAL (1.2%)
TELECOMMUNICATIONS (1.2%)
    Portugal Telecom S.A.                              190,205    7,953,585
                                                               ------------
    TOTAL PORTUGAL                                                7,953,585
                                                               ------------
SINGAPORE (0.7%)
ELECTRONIC COMP. & INSTRUMENTS (0.2%)
    Natsteel Electronics, Ltd.                         231,100    1,152,571
                                                               ------------
REAL ESTATE (0.4%)
    City Developments, Ltd.                            208,790    1,264,440
    DBS Land, Ltd.                                     835,387    1,904,615
                                                               ------------
                                                                  3,169,055
                                                               ------------
TRANSPORTATION - AIRLINES (0.1%)
    Singapore Airlines, Ltd.                            85,300      800,192
                                                               ------------
    TOTAL SINGAPORE                                               5,121,818
                                                               ------------
SOUTH AFRICA (0.6%)
BEVERAGES & TOBACCO (0.2%)
    South African Breweries plc                        186,303    1,531,634
                                                               ------------
INSURANCE (0.2%)
    Liberty Life Association of Africa, Ltd.            80,540      944,205
                                                               ------------
MULTI-INDUSTRY (0.2%)
    Anglo American plc                                  23,431    1,289,856
                                                               ------------
REAL ESTATE (0.0%)
    Liberty International plc                           37,551      280,930
                                                               ------------
    TOTAL SOUTH AFRICA                                            4,046,625
                                                               ------------
SOUTH KOREA (1.4%)
APPLIANCES & HOUSEHOLD DURABLES (0.1%)
    Samsung Electronics Co.
      GDR#**                                             5,948      552,867
                                                               ------------



                 See Accompanying Notes to Financial Statements

WARBURG PINCUS INTERNATIONAL GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    ------
COMMON STOCKS (CONT'D)
SOUTH KOREA (CONT'D)
METALS - STEEL (0.2%)
    Pohang Iron & Steel Company, Ltd. ADR#              42,421 $  1,558,972
                                                               ------------
TELECOMMUNICATIONS (0.5%)
    Korea Telecom Corp. ADR**                           76,400    2,483,000
    SK Telecom Co., Ltd. ADR**                          90,080    1,019,030
                                                               ------------
                                                                  3,502,030
                                                               ------------
UTILITIES - ELECTRICAL & GAS (0.6%)
    Korea Electric Power Corp. ADR                     226,520    4,077,360
                                                               ------------
    TOTAL SOUTH KOREA                                             9,691,229
                                                               ------------
SPAIN (2.5%)
BANKING (0.8%)
    Banco Santander Central Hispano SA                 560,730    5,632,352
                                                               ------------
TELECOMMUNICATIONS (1.7%)
    Telefonica S.A.                                    718,267   11,455,614
                                                               ------------
    TOTAL SPAIN                                                  17,087,966
                                                               ------------
SWEDEN (1.9%)
ELECTRICAL & ELECTRONICS (0.9%)
    Telefonaktiebolaget L.M. Ericsson Cl. B            190,997    6,151,667
                                                               ------------
INSURANCE (1.0%)
    Skandia Forsakrings AB#                            332,048    6,754,524
                                                               ------------
    TOTAL SWEDEN                                                 12,906,191
                                                               ------------
SWITZERLAND (4.6%)
BANKING (1.1%)
    United Bank of Switzerland S.A.                     26,871    7,582,161
                                                               ------------
ELECTRICAL & ELECTRONICS (0.6%)
    ABB AG - Bearer#**                                  44,281    4,515,636
                                                               ------------
HEALTH & PERSONAL CARE (1.9%)
    Novartis AG Registered Shares                        3,832    5,513,851
    Roche Holding AG                                       632    7,308,432
                                                               ------------
                                                                 12,822,283
                                                               ------------
INSURANCE (1.0%)
    Zurich Allied AG**                                  11,440    6,712,755
                                                               ------------
    TOTAL SWITZERLAND                                            31,632,835
                                                               ------------


                 See Accompanying Notes to Financial Statements

Warburg Pincus International Growth Fund
Schedule of Investments
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    ------
COMMON STOCKS (CONT'D)
TAIWAN (0.8%)
ELECTRICAL & ELECTRONICS (0.6%)
    Taiwan Semiconductor Manufacturing
      Co., Ltd. ADR#**                                 143,442 $  4,150,870
                                                               ------------
    Structured Investment (0.2%)
    Morgan Stanley Taiwan Opals                         12,964    1,688,302
                                                               ------------
    TOTAL TAIWAN                                                  5,839,172
                                                               ------------
UNITED KINGDOM (17.7%)
BANKING (2.9%)
    Abbey National plc                                 260,098    4,466,777
    Bank of Scotland                                   563,767    7,030,197
    LLoyds TSB Holdings Group plc                      592,792    8,202,368
                                                               ------------
                                                                 19,699,342
                                                               ------------
BUSINESS & PUBLIC SERVICES (0.6%)
    Reuters Group plc                                  308,457    4,521,030
                                                               ------------
ELECTRICAL & ELECTRONICS (1.3%)
    General Electric Co. plc                           892,294    8,924,510
                                                               ------------
ENERGY SOURCES (4.4%)
    BP Amoco plc                                       992,111   18,425,882
    Shell Transport & Trading Co. plc                1,435,614   11,449,998
                                                               ------------
                                                                 29,875,880
                                                               ------------
FINANCIAL SERVICES (0.3%)
    AMVESCAP plc                                       257,161    2,204,034
                                                               ------------
HEALTH & PERSONAL CARE (3.0%)
    Glaxo Wellcome                                     397,059   10,445,383
    SmithKline Beecham plc                             762,243    9,934,191
                                                               ------------
                                                                 20,379,574
                                                               ------------
TELECOMMUNICATIONS (4.4%)
    British Telecommunications plc                     639,459    9,799,223
    Orange plc                                         370,125    6,243,239
    Vodafone AirTouch plc                              709,284   14,302,230
                                                               ------------
                                                                 30,344,692
                                                               ------------
TRANSPORTATION - SHIPPING (0.8%)
    Peninsular & Oriental Steam Navigation
      Company (The)                                    322,344    5,289,549
                                                               ------------
    TOTAL UNITED KINGDOM                                        121,238,611
                                                               ------------
TOTAL COMMON STOCKS
(Cost $595,998,532)                                            $668,313,443
                                                               ------------


                 See Accompanying Notes to Financial Statements

Warburg Pincus International Growth Fund
Schedule of Investments
August 31, 1999
--------------------------------------------------------------------------------
                                                         PAR
                                                        (000)     VALUE
                                                       -------   ------
SHORT-TERM INVESTMENT (2.6%)
    BBH Grand Cayman U.S. Dollar Time Deposit
      4.500% 09/01/99                                  $18,025 $ 18,025,000
                                                               ------------
      (Cost $18,025,000)

TOTAL INVESTMENTS (100.3%) (Cost $614,023,532*)                $686,338,443

LIABILITIES IN EXCESS OF OTHER ASSETS (0.3%)                     (2,444,873)
                                                               ------------
TOTAL NET ASSETS (100.0%)                                      $683,893,570
                                                               ============

* Cost for Federal income tax purposes at August 31, 1999 is $618,110,693. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                     $ 94,064,154
        Gross Depreciation                                     (25,836,404)
                                                               ------------
        Net Appreciation                                       $ 68,227,750
                                                               ============

 ** Non-income producing securities.

  # Security or a portion thereof is out on loan.


                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipts
                       CPS = Currency Protected Shares
                       GDR = Global Depository Receipts


                 See Accompanying Notes to Financial Statements

Warburg Pincus European Equity Fund
Schedule of Investments
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------
COMMON STOCKS (93.6%)
AUSTRIA (1.1%)
ENERGY SOURCES (1.1%)
    OMV AG                                               2,600  $   260,750
                                                                -----------
    TOTAL AUSTRIA                                                   260,750
                                                                -----------
DENMARK (2.0%)
BUSINESS & PUBLIC SERVICES (2.0%)
    ISS International Service System A/S Cl. B           9,100      501,615
                                                                -----------
    TOTAL DENMARK                                                   501,615
                                                                -----------
FINLAND (4.5%)
ELECTRICAL & ELECTRONICS (1.8%)
    Nokia Oyj                                            5,242      437,401
                                                                -----------
FOREST PRODUCTS & PAPER (2.7%)
    Metsa-Serla Oyj B Shares                            23,300      220,505
    UPM-Kymmene Oyj                                     12,679      438,583
                                                                -----------
                                                                    659,088
                                                                -----------
    TOTAL FINLAND                                                 1,096,489
                                                                -----------
FRANCE (20.9%)
BANKING (1.4%)
    Banque Nationale de Paris                            4,519      345,570
                                                                -----------
BUILDING MATERIALS & COMPONENTS (1.2%)
    Compagnie de Saint-Gobain                            1,505      290,900
                                                                -----------
BUSINESS & PUBLIC SERVICES (1.5%)
    Cap Gemini S.A.                                      2,174      373,137
                                                                -----------
ELECTRICAL & ELECTRONICS (2.0%)
    Alstom#                                             14,700      494,984
                                                                -----------
ELECTRONIC COMP. & INSTRUMENTS (2.1%)
    STMicroelectronics N.V.                              7,770      515,801
                                                                -----------
ENERGY EQUIPMENT & SERVICES (0.9%)
    Coflexip S.A. ADR**                                  4,900      221,725
                                                                -----------
ENERGY SOURCES (2.1%)
    Total Fina S.A. Cl. B#                               4,083      526,132
                                                                -----------
INDUSTRIAL COMPONENTS (1.1%)
    Valeo S.A.                                           3,208      259,210
                                                                -----------
INSURANCE (1.8%)
    AXA S.A.                                             3,480      432,992
                                                                -----------


                 See Accompanying Notes to Financial Statements

Warburg Pincus European Equity Fund
Schedule of Investments
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------
COMMON STOCKS (CONT'D)
FRANCE (CONT'D
METALS - NON-FERROUS (2.5%)
    Pechiney SA Cl. A                                   10,600  $   616,897
                                                                -----------
MISC. MATERIALS & COMMODITIES (1.0%)
    Imetal SA                                            1,600      254,845
                                                                -----------
MULTI-INDUSTRY (1.7%)
    Lagardere SCA                                       10,166      412,322
                                                                -----------
RECREATION AND OTHER CONSUMER GOODS (1.6%)
    Louis Vuitton Moet Hennessy                          1,303      396,500
                                                                -----------
    TOTAL FRANCE                                                  5,141,015
                                                                -----------
GERMANY (10.3%)
CHEMICALS (1.8%)
    BASF AG                                             10,029      448,078
                                                                -----------
ELECTRONICAL & ELECTRONICS (1.1%)
    Siemens AG                                           3,316      277,043
                                                                -----------
ELECTRONIC COMP. & INSTRUMENTS (2.8%)
    Austria Technologie & Systemtechnik AG**            21,900      674,277
                                                                -----------
MULTI-INDUSTRY (3.4%)
    Metallgesellschaft AG#                              24,000      545,011
    Preussag AG                                          4,984      283,215
                                                                -----------
                                                                    828,226
                                                                -----------
TELECOMMUNICATIONS (1.2%)
    Mannesmann AG                                        2,000      302,291
                                                                -----------
    TOTAL GERMANY                                                 2,529,915
                                                                -----------
HUNGARY (0.8%)
BANKING (0.8%)
    OTP Bank Rt. GDR 144A                                4,400      201,072
                                                                -----------
    TOTAL HUNGARY                                                   201,072
                                                                -----------
IRELAND (2.6%)
BANKING (1.5%)
    Bank of Ireland                                     40,000      362,073
                                                                -----------
TELECOMMUNICATIONS (1.1%)
    Bord Telecom Eireann plc**                          62,200      283,351
                                                                -----------
    TOTAL IRELAND                                                   645,424
                                                                -----------


                 See Accompanying Notes to Financial Statements

Warburg Pincus European Equity Fund
Schedule of Investments (cont'd)
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------
ITALY (2.0%)
INSURANCE (2.0%)
    Mediolanum S.p.A.                                   62,765  $   501,181
                                                                -----------
    TOTAL ITALY                                                     501,181
                                                                -----------
NETHERLANDS (7.7%)
APPLIANCES & HOUSEHOLD DURABLES (1.6%)
    Koninklijke Philips Electronics N.V.                 3,888      400,598
                                                                -----------
BUSINESS & PUBLIC SERVICES (1.8%)
    Getronics N.V.                                       9,000      440,603
                                                                -----------
CONSTRUCTION & HOUSING (1.3%)
    IHC Caland N.V.                                      6,600      310,561
                                                                -----------
FOOD & HOUSEHOLD PRODUCTS (0.8%)
    Koninklijke Numico N.V.#                             4,626      190,069
                                                                -----------
INSURANCE (0.8%)
    AEGON N.V.#                                          2,321      202,984
                                                                -----------
TELECOMMUNICATIONS (1.4%)
    Versatel Telecom International N.V.**               26,200      359,749
                                                                -----------
    TOTAL NETHERLANDS                                             1,904,564
                                                                -----------
PORTUGAL (1.4%)
TELECOMMUNICATIONS (1.4%)
    Portugal Telecom S.A.                                8,400      351,253
                                                                -----------
    TOTAL PORTUGAL                                                  351,253
                                                                -----------
SPAIN (5.2%)
BANKING (1.4%)
    Banco Santander Central Hispano SA                  35,280      354,376
                                                                -----------
BROADCASTING & PUBLISHING (2.8%)
    Sogecable S.A.**                                    25,000      680,736
                                                                -----------
ENERGY SOURCES (1.0%)
    Repsol-YPF, SA                                      12,000      251,339
                                                                -----------
    TOTAL SPAIN                                                   1,286,451
                                                                -----------
SWEDEN (6.9%)
APPLIANCES & HOUSEHOLD DURABLES (1.0%)
    Electrolux AB Series B                              12,825      257,780
                                                                -----------
ELECTRICAL & ELECTRONICS (1.6%)
    Telefonaktiebolaget L.M. Ericsson Cl. B             12,477      401,862
                                                                -----------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------

COMMON STOCKS (CONT'D)
SWEDEN (CONT'D)
INDUSTRIAL COMPONENTS (2.9%)
    SKF AB Cl. B#                                       31,000  $   705,674
                                                                -----------
INSURANCE (1.4%)
    Skandia Forsakrings AB                              17,066      347,157
                                                                -----------
    TOTAL SWEDEN                                                  1,712,473
                                                                -----------
SWITZERLAND (5.5%)
BANKING (1.9%)
    United Bank of Switzerland S.A.                      1,635      461,346
                                                                -----------
HEALTH & PERSONAL CARE (2.0%)
    Roche Holding                                           43      497,251
                                                                -----------
INSURANCE (1.6%)
    Zurich Allied AG                                       662      388,448
                                                                -----------
    TOTAL SWITZERLAND                                             1,347,045
                                                                -----------
UNITED KINGDOM (22.0%)
AEROSPACE & MILITARY TECHNOLOGY (2.1%)
    British Aerospace plc                               71,800      524,452
                                                                -----------
BANKING (2.0%)
    LLoyds TSB Holdings Group plc                       34,558      478,174
                                                                -----------
BROADCASTING & PUBLISHING (1.4%)
    Reed International plc                              50,200      333,986
                                                                -----------
ENERGY SOURCES (3.4%)
    BP Amoco plc                                        22,056      409,633
    Shell Transport & Trading Co. plc                   54,644      435,823
                                                                -----------
                                                                    845,456
                                                                -----------
HEALTH & PERSONAL CARE (3.4%)
    AstraZeneca Group plc                               11,600      460,724
    SmithKline Beecham plc                              28,500      371,436
                                                                -----------
                                                                    832,160
                                                                -----------
INSURANCE (2.0%)
    Prudential Corporation plc                          33,500      500,164
                                                                -----------
MERCHANDISING (1.1%)
    Marks & Spencer plc                                 40,516      270,697
                                                                -----------


                 See Accompanying Notes to Financial Statements

Warburg Pincus European Equity Fund
Schedule of Investments
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------
COMMON STOCKS (CONT'D)
UNITED KINGDOM (CONT'D)
TELECOMMUNICATIONS (5.4%)
    British Telecommunications plc                      28,673  $   439,392
    Cable & Wireless Communications plc**               18,912      197,516
    Orange plc**                                        22,463      378,904
    Vodafone AirTouch plc                               16,116      324,968
                                                                -----------
                                                                  1,340,780
                                                                -----------
TRANSPORTATION - SHIPPING (1.2%)
    Peninsular & Oriental Steam Navigation
      Company (The)                                     18,222      299,016
                                                                -----------
    TOTAL UNITED KINGDOM                                          5,424,885
                                                                -----------
UNITED STATES (0.7%)
TELECOMMUNICATIONS (0.7%)
    Viatel, Inc.**                                       4,400      170,225
                                                                -----------
    TOTAL UNITED STATES                                             170,225
                                                                -----------
TOTAL COMMON STOCKS (Cost $22,125,067)                          $23,074,357
                                                                -----------

                                                         PAR
                                                        (000)
                                                       -------
SHORT-TERM INVESTMENT (5.8%)
    BBH Grand Cayman U.S. Dollar Time Deposit
      4.500%   09/01/99                                 $1,430  $ 1,430,000
                                                                -----------
      (Cost $1,430,000)

TOTAL INVESTMENTS (99.4%) (Cost $23,555,067*)                   $24,504,357

OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)           152,087
                                                                -----------
TOTAL NET ASSETS (100.0%)                                       $24,656,444
                                                                ===========

* The cost for Federal income tax purposes at August 31, 1999 is $23,662,430. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                      $ 1,706,230
        Gross Depreciation                                         (864,303)
                                                                -----------
        Net Appreciation                                        $   841,927
                                                                ===========
 ** Non-income producing securities.
  # Security or a portion thereof is out on loan.

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipts
                        GDR = Global Depository Receipts

                 See Accompanying Notes to Financial Statements

WARBURG PINCUS EMERGING MARKETS II FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
--------------------------------------------------------------------------------

                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------

COMMON STOCKS, WARRANTS AND RIGHTS (94.7%)
BRAZIL (3.5%)
BEVERAGES & TOBACCO (0.5%)
    Companhia Cervejaria Brahma                         47,103  $    24,976
    Companhia Cervejaria Brahma ADR                      1,160       12,252
                                                                -----------
                                                                     37,228
                                                                -----------
ENERGY SOURCES (1.0%)
    Petroleo Brasileiro S.A. ADR                         2,360       31,557
    Petroleo Brasileiro S.A. PN                        264,669       35,464
                                                                -----------
                                                                     67,021
                                                                -----------
METALS - STEEL (0.5%)
    Companhia Vale do Rio Doce ADR                         800       17,732
    Companhia Vale do Rio Doce PN                          752       16,702
    Companhia Vale do Rio Doce PN Cl. B                 39,000            0
                                                                -----------
                                                                     34,434
                                                                -----------
MULTI-INDUSTRY (0.1%)
    Serrana S.A. ON                                     10,210        2,715
    Serrana S.A. PN                                     12,175        3,174
                                                                -----------
                                                                      5,889
                                                                -----------
TELECOMMUNICATIONS (1.2%)
    Telecomunicacoes Brasileiras S.A. PN Block             500       37,094
    Telecomunicacoes de Minas Gerais Celular S.A. PN    71,636          586
    Telecomunicacoes de Minas Gerais S.A. PN            71,636        1,662
    Telecomunicacoes de Sao Paulo S.A. PN              505,034       44,497
    Telecomunicacoes do Rio de Janeiro S.A. PN           8,733          125
                                                                -----------
                                                                     83,964
                                                                -----------
UTILITIES - ELECTRICAL & GAS (0.2%)
    Centrais Eletricas Brasileiras S.A. ADR**            2,086       16,335
                                                                -----------
    TOTAL BRAZIL                                                    244,871
                                                                -----------
CHILE (2.6%)
BEVERAGES & TOBACCO (0.3%)
    Embotelladora Andina S.A. ADR, Series B              1,400       18,506
                                                                -----------
MERCHANDISING (0.3%)
    Distribucion Y Servicio D & S S.A. ADR               1,325       21,862
                                                                -----------
TELECOMMUNICATIONS (1.3%)
    Compania de Telecomunicaciones de Chile S.A. ADR     3,802       85,545
                                                                -----------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS EMERGING MARKETS II FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------

COMMON STOCKS, WARRANTS AND RIGHTS (CONT'D)
CHILE (CONT'D)
UTILITIES - ELECTRICAL & GAS (0.7%)
    Chilectra S.A. ADR                                   2,167  $    42,525
    Gener S.A. ADR                                         481        8,845
                                                                -----------
                                                                     51,370
                                                                -----------
    TOTAL CHILE                                                     177,283
                                                                -----------
CHINA (3.0%)
METALS - STEEL (3.0%)
    China Steel Corp. ADR#**                            11,300      204,530
                                                                -----------
    TOTAL CHINA                                                     204,530
                                                                -----------
COLUMBIA (0.0%)
    Building Materials & Components (0.0%)
    Cementos Paz del Rio ADR                               118          710
                                                                -----------
    TOTAL COLUMBIA                                                      710
                                                                -----------
GREECE (0.4%)
ELECTRICAL & ELECTRONICS (0.4%)
    Intracom S.A.                                          286       24,797
                                                                -----------
    TOTAL GREECE                                                     24,797
                                                                -----------
HONG KONG (3.3%)
APPLIANCES & HOUSEHOLD DURABLES (0.4%)
    Guangdong Kelon Electrical Holdings Co., Ltd.       27,300       27,951
                                                                -----------
CHEMICALS (0.4%)
    Yizheng Chemical Fibre Co., Ltd. Cl. H              96,000       28,436
                                                                -----------
ELECTRONIC COMP. & INSTRUMENTS (0.5%)
    Legend Holdings, Ltd.                               36,000       34,772
                                                                -----------
MISC. MATERIALS & COMMODITIES (0.2%)
    Yanzhou Coal Mining Co., Ltd.                       36,000       15,879
                                                                -----------
MULTI-INDUSTRY (0.5%)
    Beijing Enterprises Holdings, Ltd.                  17,100       34,134
                                                                -----------
TELECOMMUNICATIONS (0.7%)
    China Telecom (Hong Kong), Ltd.**                   15,600       48,518
                                                                -----------
UTILITIES - ELECTRICAL & GAS (0.6%)
    Shandong International Power Development
      Co., Ltd.**                                      197,700       39,464
                                                                -----------
    TOTAL HONG KONG                                                 229,154
                                                                -----------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS EMERGING MARKETS II FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------

COMMON STOCKS, WARRANTS AND RIGHTS (CONT'D)
HUNGARY (2.9%)
BANKING (0.7%)
    OTP Bank GDR                                         1,000  $    45,698
                                                                -----------
ENERGY SOURCES (1.2%)
    MOL Magyar Olaj - es Gazipari GDR 144A               3,200       81,508
                                                                -----------
TELECOMMUNICATIONS (1.0%)
    Magyar Tavkozlesi Rt. ADR                            2,300       69,862
                                                                -----------
    TOTAL HUNGARY                                                   197,068
                                                                -----------
INDIA (10.7%)
AUTOMOBILE (0.2%)
    Mahindra & Mahindra Ltd. Participation Notes         1,750       16,588
                                                                -----------
BANKING (1.3%)
    Infosys Technologies, Ltd. ADR                         900       89,269
                                                                -----------
BEVERAGES & TOBACCO (1.5%)
    ITC Agro-Tech, Ltd. GDR                              3,500      107,275
                                                                -----------
CHEMICALS (0.9%)
    Reliance Industries Ltd. 144A GDR                    5,304       59,272
                                                                -----------
ELECTRICAL & ELECTRONICS (0.8%)
    Bharat Heavy Electricals Ltd.
      Participation Notes                                8,035       58,692
                                                                -----------
ENERGY SOURCES (2.8%)
    Hindustan Petroleum Corporation Ltd.
      Participation Notes                               32,400      191,383
                                                                -----------
HEALTH & PERSONAL CARE (0.9%)
    Ranbaxy Laboratories, Ltd. 144A GDR                  2,500       65,275
                                                                -----------
INVESTMENT COMPANY (0.7%)
    Morgan Stanley India Investment Fund, Inc.           4,200       52,237
                                                                -----------
MACHINERY & ENGINEERING (0.3%)
    Larsen & Toubro Ltd. Participation Notes             2,093       18,852
                                                                -----------
METALS - NON-FERROUS (0.9%)
    Hindalco Industries Ltd. GDR                         2,300       63,538
                                                                -----------
TELECOMMUNCATIONS (0.4%)
    Mahanagar Telephone Nigam, Ltd. 144A GDR             2,700       29,363
                                                                -----------
    Total India                                                     751,744
                                                                -----------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS EMERGING MARKETS II FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------

COMMON STOCKS, WARRANTS AND RIGHTS (CONT'D)
INDONESIA (2.6%)
BANKING (0.0%)
    P.T. Bank Dagang Nasional Indonesia Warrants **/***    400  $         0
    P.T. Bank International Indonesia ***                   34            0
    P.T. Bank International Indonesia Options              100            0
    P.T. Bank International Indonesia Warrants               4            0
                                                                -----------
                                                                          0
                                                                -----------
BEVERAGES & TOBACCO (1.2%)
    P.T. Hanjaya Mandala Sampoerna Tbk                  40,000       83,129
                                                                -----------
FOOD & HOUSEHOLD PRODUCTS (0.7%)
    P.T. Indofood Sukses Makmur Tbk                     48,000       51,285
                                                                -----------
TELECOMMUNICATIONS (0.7%)
    P.T. Telekomunikasi Indonesia                       79,300       30,481
    P.T. Telekomunikasi Indonesia  ADR                   2,400       18,450
                                                                -----------
                                                                     48,931
                                                                -----------
    TOTAL INDONESIA                                                 183,346
                                                                -----------
ISRAEL (2.3%)
BANKING (1.0%)
    Bank Hapoalim Ltd.                                  30,408       70,111
                                                                -----------
BUILDING MATERIALS & COMPONENTS (0.9%)
    Check Point Software Technologies, Ltd.**              800       61,700
                                                                -----------
HEALTH & PERSONAL CARE (0.4%)
    Teva Pharmaceutical Industries Ltd. ADR                600       28,237
                                                                -----------
    TOTAL ISRAEL                                                    160,048
                                                                -----------
MEXICO (9.9%)
BEVERAGES & TOBACCO (0.5%)
    Grupo Modelo S.A. de C.V. Cl. C                     13,403       35,893
                                                                -----------
BROADCASTING & PUBLISHING (1.6%)
    Grupo Televisa S.A. de C.V. GDS                      3,001      109,161
                                                                -----------
BUILDING MATERIALS & COMPONENTS (1.2%)
    Cementos Mexicanos S.A. de C.V. Cl. B**             18,349       81,603
                                                                -----------
HEALTH & PERSONAL CARE (1.0%)
    Kimberly-Clark de Mexico S.A. de C.V. Cl. A         22,437       71,240
                                                                -----------
MERCHANDISING (1.8%)
    Cifra S.A. de C.V. Cl. V ADR**                       7,483      124,786
                                                                -----------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS EMERGING MARKETS II FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------

COMMON STOCKS, WARRANTS AND RIGHTS (CONT'D)
MEXICO (CONT'D)
TELECOMMUNICATIONS (3.8%)
    Telefonos de Mexico S.A., Cl. L ADR                  3,500  $   260,312
                                                                -----------
    TOTAL MEXICO                                                    682,995
                                                                -----------
PHILIPPINES (1.6%)
REAL ESTATE (0.4%)
    SM Prime Holdings                                  118,500       21,804
                                                                -----------
TELECOMMUNICATIONS (0.9%)
    Philippine Long Distance Telephone Company ADR       2,701       63,980
                                                                -----------
UTILITIES - ELECTRICAL & GAS (0.3%)
    Manila Electric Company                              7,400       22,009
                                                                -----------
    TOTAL PHILIPPINES                                               107,793
                                                                -----------
POLAND (2.0%)
BANKING (0.7%)
    Bank Handlowy W. Warszawie 144A ADR                  1,303       18,815
    Bank Rozwoju Eksportu S.A.                             871       28,436
                                                                -----------
                                                                     47,251
                                                                -----------
METALS - NON-FERROUS (0.4%)
    KGHM Polska Miedz S.A.                               4,183       26,998
                                                                -----------
MULTI-INDUSTRY (0.3%)
    Elektrim Spolka Akcyjna S.A.                         1,634       20,518
                                                                -----------
TELECOMMUNICATIONS (0.6%)
    Telekomunikacja Polska GDR                           6,450       43,736
                                                                -----------
    TOTAL POLAND                                                    138,503
                                                                -----------
RUSSIA (0.8%)
ENERGY SOURCES (0.8%)
    Lukoil Holding ADR                                     900       27,000
    Surgutneftegaz ADR                                   3,800       30,020
                                                                -----------
                                                                     57,020
                                                                -----------
    TOTAL RUSSIA                                                     57,020
                                                                -----------
SINGAPORE (0.5%)
BANKING (0.0%)
    Oversea-Chinese Banking Corp. Ltd. ***                 231        1,618
                                                                -----------
    Broadcasting & Publishing (0.0%)
    Singapore Press Holdings Ltd.***                        39          648
                                                                -----------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS EMERGING MARKETS II FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------
COMMON STOCKS, WARRANTS AND RIGHTS (CONT'D)
SINGAPORE (CONT'D)
FOREST PRODUCTS & PAPER (0.5%)
    Asia Pulp & Paper Co. Ltd. ADR**                     4,200  $    32,025
    Asia Pulp & Paper Warrants**                         1,060        1,458
                                                                -----------
                                                                     33,483
                                                                -----------
    TOTAL SINGAPORE                                                  35,749
                                                                -----------
SOUTH AFRICA (6.4%)
BANKING (0.8%)
    Nedcor Limited                                       2,876       57,219
    Nedcor Rights                                        3,476            6
                                                                -----------
                                                                     57,225
                                                                -----------
BEVERAGES & TOBACCO (1.0%)
    South African Breweries plc                          8,148       66,986
                                                                -----------
BUSINESS & PUBLIC SERVICES (1.1%)
    Dimension Data Holdings Ltd.                        17,282       71,750
                                                                -----------
INSURANCE (0.9%)
    Liberty Life Association of Africa, Ltd.             5,566       65,253
                                                                -----------
MULTI-INDUSTRY (2.6%)
    Anglo American Corp. of South Africa  Ltd.           1,367       75,252
    C.G. Smith Ltd.                                     26,713       71,155
    Johnnies Industrial Corp. Ltd.                       4,960       33,845
                                                                -----------
                                                                    180,252
                                                                -----------
REAL ESTATE (0.0%)
    Liberty International plc                                1            7
                                                                -----------
    TOTAL SOUTH AFRICA                                              441,473
                                                                -----------
SOUTH KOREA (17.6%)
APPLIANCES & HOUSEHOLD DURABLES (3.6%)
    Samsung Electronics Co.                              1,300      246,683
                                                                -----------
BANKING (1.1%)
    Housing & Commercial Bank, Korea                     3,400       79,494
                                                                -----------
ELECTRICAL & ELECTRONICS (3.1%)
    L.G. Information & Communication Ltd.                2,400      214,492
                                                                -----------
METALS - STEEL (2.7%)
    Pohang Iron & Steel Company, Ltd. ADR                5,000      183,750
                                                                -----------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS EMERGING MARKETS II FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------

COMMON STOCKS, WARRANTS AND RIGHTS (CONT'D)
SOUTH KOREA (CONT'D)
TELECOMMUNICATIONS (3.8%)
    Korea Telecom Corp.                                  1,200  $    75,225
    Korea Telecom Corp. ADR                              5,800      188,500
                                                                -----------
                                                                    263,725
                                                                -----------
UTILITIES - ELECTRICAL & GAS (3.3%)
    Korea Electric Power Corp.**                         2,800      104,366
    Korea Electric Power Corp. ADR**                     7,100      127,800
                                                                -----------
                                                                    232,166
                                                                -----------
    TOTAL SOUTH KOREA                                             1,220,310
                                                                -----------
TAIWAN (16.0%)
ELECTRIC COMP. & INSTRUMENTS (0.5%)
    Advanced Semiconductor Engineering Inc.              2,080       37,606
                                                                -----------
ELECTRICAL & ELECTRONICS (5.4%)
    Taiwan Semiconductor Manufacturing Co., Ltd. ADR     7,872      227,796
    Yageo Corp. - GDR (Reg. S)**                        29,600      148,000
                                                                -----------
                                                                    375,796
                                                                -----------
INVESTMENT COMPANIES (2.6%)
    R.O.C. Taiwan Fund                                  11,900       93,713
    Taiwan Fund                                          4,800       87,900
                                                                -----------
                                                                    181,613
                                                                -----------
STRUCTURED INVESTMENT (6.0%)
    Morgan Stanley Taiwan Opals                          3,200      416,736
                                                                -----------
TEXTILES & APPAREL (0.8%)
    Siliconware Precision Industries GDR                 3,868       52,411
                                                                -----------
TRANSPORTATION - SHIPPING (0.7%)
    Evergreen Marine Corp.                               3,388       45,230
                                                                -----------
    TOTAL TAIWAN                                                  1,109,392
                                                                -----------
THAILAND (3.7%)
BANKING (1.5%)
    Siam Commercial Bank Pfd.**                         63,800       72,360
    Siam Commerical Bank - Warrants                     75,000       33,732
                                                                -----------
                                                                    106,092
                                                                -----------
BROADCASTING & PUBLISHING (0.9%)
    BEC World Public Co., Ltd.***                        9,800       58,258
                                                                -----------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS EMERGING MARKETS II FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------

COMMON STOCKS, WARRANTS AND RIGHTS (CONT'D)
THAILAND (CONT'D)
BUILDING MATERIALS & COMPONENTS (0.3%)
    Siam City Cement Public Co. Ltd.**/***                 800  $    20,692
                                                                -----------
TELECOMMUNICATIONS (1.0%)
    Advanced Information Services Public Co. Ltd.***     5,100       69,943
                                                                -----------
    Total Thailand                                                  254,985
                                                                -----------
TURKEY (4.2%)
APPLIANCES & HOUSEHOLD DURABLES (1.1%)
    Arcelik A.S.                                     3,430,668       78,917
                                                                -----------
BANKING (2.4%)
    Akbank T.A.S.                                    7,453,432       98,691
    Yapi Ve Kredi Bankasi A.S.                       5,235,831       68,153
                                                                -----------
                                                                    166,844
                                                                -----------
MERCHANDISING (0.7%)
    Migros Turk T.A.S.                                 114,400       45,571
                                                                -----------
    TOTAL TURKEY                                                    291,332
                                                                -----------
UNITED STATES (0.7%)
ELECTRONIC COMP. & INSTRUMENTS (0.7%)
    Comverse Technology, Inc.**                            600       46,800
                                                                -----------
    TOTAL UNITED STATES                                              46,800
                                                                -----------
VENEZUELA (0.0%)
UTILITIES - ELECTRICAL & GAS (0.0%)
    La Electricidad de Caracas                               2            1
                                                                -----------
    TOTAL VENEZUELA                                                       1
                                                                -----------
TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (Cost $6,108,414)      $ 6,559,904
                                                                -----------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS EMERGING MARKETS II FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                         PAR
                                                        (000)      VALUE
                                                       -------    -------
SHORT-TERM INVESTMENT (5.8%)
    BBH Grand Cayman U.S. Dollar Time
      (4.500%)   09/01/99  (Cost $402,000)                $402  $   402,000
                                                                -----------


TOTAL INVESTMENTS (100.5%) (Cost $6,510,414*)                   $ 6,961,904

LIABILITIES IN EXCESS OF OTHER ASSETS (0.5%)                        (37,165)
                                                                -----------
TOTAL NET ASSETS (100.0%)                                       $ 6,924,739
                                                                ===========

* Cost for Federal income tax purposes at August 31, 1999 is $6,658,596. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                   $  814,276
        Gross Depreciation                     (510,968)
                                             ----------
        Net Appreciation                     $  303,308
                                             ==========
 ** Non-incoming producing.
*** Denotes foreign shares.
  # Security or a portion thereof is out on loan.

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipts
                        ADS = American Depository Shares
                        GDR = Global Depository Receipts


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------

COMMON STOCKS (92.7%)
AUSTRIA (0.5%)
ELECTRONIC COMP. & INSTRUMENTS (0.5%)
    Austria Technologie & Systemtechnik AG**             9,750  $   300,192
                                                                -----------
    TOTAL AUSTRIA                                                   300,192
                                                                -----------
BELGIUM (0.0%)
TELECOMMUNICATIONS (0.0%)
    Telinfo NV-Strip VVPR**                                 61            1
                                                                -----------
    TOTAL BELGIUM                                                         1
                                                                -----------
CANADA (1.1%)
TELECOMMUNICATIONS (1.1%)
    BCE, Inc.                                            4,317      201,820
    Research in Motion Ltd.#**                          18,000      535,500
                                                                -----------
    TOTAL CANADA                                                    737,320
                                                                -----------
CHINA (1.4%)
TELECOMMUNICATIONS (1.4%)
    China Telecom (Hong Kong), Ltd. ADR#**              14,300      889,281
                                                                -----------
    TOTAL CHINA                                                     889,281
                                                                -----------
FINLAND (2.5%)
TELECOMMUNICATIONS (2.5%)
    Nokia Corp. ADR                                     10,700      892,112
    Sonera Group Oyj                                    30,700      744,178
                                                                -----------
    TOTAL FINLAND                                                 1,636,290
                                                                -----------
GERMANY (2.1%)
TELECOMMUNICATIONS (2.1%)
    Mannesmann AG                                        6,969    1,053,333
    Telegate AG**                                        9,200      296,376
                                                                -----------
    TOTAL GERMANY                                                 1,349,709
                                                                -----------
GREECE (1.2%)
TELECOMMUNICATIONS (1.2%)
    Hellenic Telecommunications
       Organization S.A. ADR#**                         73,760      760,650
                                                                -----------
    TOTAL GREECE                                                    760,650
                                                                -----------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------

COMMON STOCKS (CONT'D)
INDIA (2.1%)
TELECOMMUNICATIONS (2.1%)
    Mahanagar Telephone Nigam, Ltd. 144A GDR**          48,000  $   522,000
    Videsh Sanchar Nigam, Ltd. GDR#                     61,100      864,565
                                                                -----------
    TOTAL INDIA                                                   1,386,565
                                                                -----------
ITALY (0.4%)
TELECOMMUNICATIONS (0.4%)
    Telecom Italia S.p.A.                               27,024      272,018
                                                                -----------
    TOTAL ITALY                                                     272,018
                                                                -----------
JAPAN (20.1%)
BUSINESS & PUBLIC SERVICES (3.0%)
    Fuji Soft ABC, Inc.                                 24,470    1,696,181
    Trans Cosmos, Inc.                                   2,700      274,576
                                                                -----------
                                                                  1,970,757
                                                                -----------
ELECTRONIC COMP. & INSTRUMENTS (2.8%)
    Internet Intitiative Japan, Inc. ADR**              10,000      516,250
    Megachips Corp.                                      3,000      413,164
    Sony Corp. ADR                                       7,200      916,650
                                                                -----------
                                                                  1,846,064
                                                                -----------
TELECOMMUNICATIONS (14.3%)
    Japan Telecom Co., Ltd.                                 35      692,712
    KDD Corp.                                           20,300    1,583,021
    Nippon Telegraph & Telephone                           248    2,782,156
    NTT Data Corp.                                         236    2,281,616
    NTT Mobile Communication Network, Inc.#                 55      912,975
    NTT Mobile Communication Network, Inc. - New            64    1,056,533
                                                                -----------
                                                                  9,309,013
                                                                -----------
    TOTAL JAPAN                                                  13,125,834
                                                                -----------
NETHERLANDS (1.4%)
ELECTRICAL & ELECTRONICS (0.5%)
    Equant N.V.**                                        3,484      308,190
                                                                -----------
TELECOMMUNICATIONS (0.9%)
    Versatel Telecom International N.V.**               44,100      605,532
                                                                -----------
    TOTAL NETHERLANDS                                               913,722
                                                                -----------


                 See Accompanying Notes to Financial Statements

Warburg Pincus Global Telecommunications Fund
Schedule of Investments (cont'd)
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------

COMMON STOCKS (CONT'D)
PORTUGAL (3.4%)
TELECOMMUNICATIONS (3.4%)
    Portugal Telecom S.A.                                6,815  $   284,975
    Telecel-Comunicacoes Pessoais S.A.                  14,751    1,903,918
                                                                -----------
    TOTAL PORTUGAL                                                2,188,893
                                                                -----------
SOUTH KOREA (0.7%)
TELECOMMUNICATIONS (0.7%)
    SK Telecom Co., Ltd. ADR**                          38,310      433,382
                                                                -----------
    TOTAL SOUTH KOREA                                               433,382
                                                                -----------
SPAIN (1.3%)
BROADCASTING & PUBLISHING (0.7%)
    Sogecable S.A.**                                    17,000      462,900
                                                                -----------
TELECOMMUNICATIONS (0.6%)
    Telefonica S.A. ADR                                  8,100      390,319
                                                                -----------
    TOTAL SPAIN                                                     853,219
                                                                -----------
SWEDEN (1.0%)
TELECOMMUNICATIONS (1.0%)
    Telefonaktiebolaget L.M. Ericsson ADR                5,054      164,571
    Telefonaktiebolaget L.M. Ericsson Cl. B             14,550      468,629
                                                                -----------
    TOTAL SWEDEN                                                    633,200
                                                                -----------
UNITED KINGDOM (8.0%)
ELECTRONIC COMP. & INSTRUMENTS (0.8%)
    Arm Holdings plc**                                  35,744      505,217
                                                                -----------
TELECOMMUNICATIONS (7.2%)
    British Telecommunications plc                      70,700    1,083,424
    COLT Telecom Group plc ADR**                        15,963    1,398,758
    Filtronic plc                                       26,000      346,170
    Orange plc**                                        73,885    1,246,286
    Vodafone AirTouch plc                               18,026      363,492
    Vodafone AirTouch plc ADR                            1,467      294,225
                                                                -----------
                                                                  4,732,355
                                                                -----------
    TOTAL UNITED KINGDOM                                          5,237,572
                                                                -----------


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------
COMMON STOCKS (CONT'D)
UNITED STATES (45.5%)
AEROSPACE & MILITARY TECHNOLOGY (1.2%)
    General Motors Corp. Cl. H**                         4,543  $   233,964
    Loral Space & Communications, Ltd.**                30,260      556,027
                                                                -----------
                                                                    789,991
                                                                -----------
BROADCASTING & PUBLISHING (0.9%)
    TCI Satellite Entertainment, Inc.**                 57,615      205,253
    Time Warner, Inc.                                    6,197      367,560
                                                                -----------
                                                                    572,813
                                                                -----------
BUSINESS & PUBLIC SERVICES (1.1%)
    Microsoft Corporation**                              7,500      694,219
                                                                -----------
DATA PROCESSING & REPRODUCTION (2.1%)
    Sun Microsystems, Inc.**                            17,500    1,391,250
                                                                -----------
ELECTRONIC COMP. & INSTRUMENTS (7.6%)
    America Online**                                     6,204      566,503
    Cisco Systems**                                     31,894    2,162,812
    Go2Net, Inc.#**                                     11,700      760,500
    JDS Uniphase Corp.**                                 8,380      888,804
    Network Appliance, Inc.**                            2,640      173,415
    Yahoo, Inc.**                                        2,566      378,485
                                                                -----------
                                                                  4,930,519
                                                                -----------
TELECOMMUNICATIONS (32.6%)
    Allegiance Telecom, Inc.**                          16,500      992,062
    American Tower Corp., Cl. A**                       19,500      443,625
    AT&T Corp. - Liberty Media Group Cl. A**            17,600      563,200
    Bell Atlantic Corp.                                 16,500    1,010,625
    BellSouth Corp.                                     18,800      850,700
    Broadcom Corp. Cl. A**                              13,712    1,765,420
    Cincinnati Bell, Inc.                               30,300      560,550
    Comcast Corp. - Special Cl. A**                     20,804      678,730
    Cox Communications, Inc.**                          15,400      572,688
    CTC Communications Corp.**                          33,000      497,062
    EchoStar Communications Corp.**                      4,800      401,400
    Global Crossing, Ltd.#**                            11,327      293,086
    Lucent Technologies                                 17,146    1,098,416
    MCI WorldCom, Inc.**                                21,495    1,628,246
    MediaOne Group, Inc.**                               2,372      155,959
    Motorola, Inc.                                       7,300      673,425
    Nextel Communications, Inc. Cl. A**                  9,000      520,313
    NEXTLINK Communications, Inc.**                     10,000      503,750


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES     VALUE
                                                       -------    -------
COMMON STOCKS (CONT'D)
UNITED STATES (CONT'D)
TELECOMMUNICATIONS (cont'd)
    Pacific Gateway Exchange, Inc.#**                   30,400  $   619,400
    PMC-Sierra, Inc.**                                  16,200    1,506,600
    QUALCOMM, Inc.**                                     4,000      768,750
    Qwest Communications International, Inc.**          10,000      287,500
    SBC Communications, Inc.                            10,121      485,808
    Sprint Corp. (FON Group)                            21,000      931,875
    Sprint Corp. (PCS Group)**                          10,708      639,803
    Teligent, Inc. Cl. A**                              10,792      680,571
    Time Warner Telecom, Inc. Cl. A**                   16,000      432,000
    Viatel, Inc.**                                      21,600      835,650
    WinStar Communications, Inc.**                      18,000      914,625
                                                                -----------
                                                                 21,311,839
                                                                -----------
    TOTAL UNITED STATES                                          29,690,631
                                                                -----------
TOTAL COMMON STOCKS (Cost $55,305,677)                          $60,408,479
                                                                -----------
                                                         PAR
                                                        (000)
                                                        ------
SHORT-TERM INVESTMENT (8.1%)
    BBH Grand Cayman U.S. Dollar Time Deposit
      4.500%  09/01/99                                  $5,250  $ 5,250,000
                                                                -----------
      (Cost $5,250,000)

TOTAL INVESTMENTS (100.8%) (Cost $60,555,677*)                  $65,658,479

LIABILITIES IN EXCESS OF OTHER ASSETS (0.8%)                       (492,988)
                                                                -----------
TOTAL NET ASSETS (100.0%)                                       $65,165,491
                                                                ===========

* Cost for Federal income tax purposes at August 31, 1999 is $60,556,454. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                      $ 6,641,183
        Gross Depreciation                                       (1,539,158)
                                                                -----------
        Net Appreciation                                        $ 5,102,025
                                                                ===========
 ** Non-income producing securities.
  # Security or a portion thereof is out on loan.

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipts
                       GDR = Global Depository Receipts


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS FUND
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 1999
--------------------------------------------------------------------------------

                                                                                       GLOBAL
                                        INTERNATIONAL   EUROPEAN     EMERGING      TELECOMMUNICATIONS
                                          GROWTH FUND EQUITY FUN   MARKETS II FUND      FUND
                                        ------------- -----------  --------------- ------------------
ASSETS
   Investments, at value
     (cost - $614,023,532,
     $23,555,067, $6,510,414
     and $60,555,677 , respectively)     $686,338,443  $24,504,357  $  6,961,904    $65,658,479
   Collateral received for securities
     loaned                                91,414,446    2,260,671       171,200      4,614,130
   Receivable for investments sold          3,649,284      255,921            --             --
   Receivable for Fund shares sold             62,694      378,750            --        278,772
   Receivable from investment advisor              --       33,778        53,845             --
   Receivable for foreign tax reclaims        344,400       22,197            --         15,964
   Dividends and interest receivable        1,079,063      106,798        54,827         53,732
   Prepaid expenses and other assets           96,863       45,669        40,314             --
                                         ------------  -----------  ------------    -----------
     Total Assets                         782,985,193   27,608,141     7,282,090     70,621,077
                                         ------------  -----------  ------------    -----------
Liabilities
   Payable on securities loaned            91,414,446    2,260,671       171,200      4,614,130
   Payable for investments purchased        5,506,983      619,771            --        491,198
   Payable for Fund shares repurchased        790,421       11,748         2,170        127,588
   Overdraft liability                             --           --       141,390         71,594
   Advisory fee payable                       437,570           --         1,432             --
   Distribution fee payable
     (Common shares)                           13,302           --           913             --
   Accrued expenses payable                   928,901       59,507        40,246        151,076
                                         ------------  -----------  ------------    -----------
     Total Liabilities                     99,091,623    2,951,697       357,351      5,455,586
                                         ------------  -----------  ------------    -----------
  NET ASSETS
   Capital stock, $0.001 par value             29,144        2,520        61,706          1,580
   Paid-in capital                        531,100,512   25,305,835    28,703,213     58,048,744
   Undistributed net investment
      income/(loss)                         2,441,057      135,265            --             --
   Accumulated net realized gain/(loss)
      from investments, securities sold
     short, futures and foreign currency
     related transactions, if any          78,004,899   (1,740,365)  (22,282,438)     2,012,194
   Net unrealized appreciation on
     investments and other, if any         72,317,958      953,189       442,258      5,102,973
                                         ------------  -----------  ------------    -----------
     Net Assets                          $683,893,570  $24,656,444  $  6,924,739    $65,165,491
                                         ============  ===========  ============    ===========
INSTITUTIONAL SHARES
  Net assets                             $675,117,900    $  98,055  $  5,972,215
                                         ------------  -----------  ------------
  Shares outstanding                       28,766,447       10,003       401,418
                                         ------------  -----------  ------------
  Net asset value, offering price and
    redemption price per share               $  23.47      $  9.80       $ 14.88
                                         ============  ===========  ============
COMMON SHARES
   Net assets                             $ 8,775,670  $24,558,389   $   952,524    $65,165,491
                                         ------------  -----------  ------------    -----------
   Shares outstanding                         377,380    2,509,751        63,899      1,580,761
                                         ------------  -----------  ------------    -----------
   Net asset value, offering price and
     redemption price per share          $      23.25  $      9.79  $      14.91    $     41.22
                                         ============  ===========  ============    ===========


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS FUNDS
STATEMENTS OF OPERATIONS
For the year ended August 31, 1999
--------------------------------------------------------------------------------

                                                                                       GLOBAL
                                        INTERNATIONAL   EUROPEAN     EMERGING      TELECOMMUNICATIONS
                                          GROWTH FUND EQUITY FUN   MARKETS II FUND      FUND
                                        ------------- -----------  --------------- ------------------
INVESTMENT INCOME
  Dividends                              $ 11,323,865  $   402,172  $    362,796    $   126,076
  Interest                                  1,466,580       48,985        68,974        126,868
  Securities lending                          423,412        4,484        13,354         11,271
  Foreign taxes withheld                     (754,665)     (20,970)      (43,521)       (10,016)
                                         ------------  -----------  ------------    -----------
    Total Investment Income                12,459,192      434,671       401,603        254,199
                                         ------------  -----------  ------------    -----------
EXPENSES
INVESTMENT ADVISORY FEES                    5,508,687      152,482       188,384        194,860
  Administration fees                       1,001,399       18,085        28,187         34,101
  Custodian fees                              804,105       78,560       138,105         63,707
  Audit fees                                   59,220       10,196         1,659         10,419
  Printing fees                               422,209       21,279         4,734         16,060
  Registration fees                            46,928       27,345        19,604         49,352
  Legal fees                                  162,937       28,021         2,582         14,318
  Transfer agent fees                         258,895        8,984         3,198         39,476
  Insurance expense                            77,528           --           988          1,011
  Directors fees                               12,541       11,829        10,916         13,001
  Organization expense                             --           --            --             --
  Distribution fees                            47,318       37,979         2,146         48,715
  Miscellaneous fees                           25,541        5,803         3,866          5,139
                                         ------------  -----------  ------------    -----------
                                            8,427,308      400,563       404,369        490,159
  Less fees waived and reimbursed             (70,067)    (179,633)     (123,904)      (168,639)
                                         ------------  -----------  ------------    -----------
    Total Expenses                          8,357,241      220,930       280,465        321,520
                                         ------------  -----------  ------------    -----------
  Net Investment Income/(Loss)              4,101,951      213,741       121,138        (67,321)
                                         ------------  -----------  ------------    ------------
  Realized and Unrealized Gain/
    (Loss)on Investments and
    Foreign Currency Transactions
  Net realized gain/(loss) from:
    Security transactions                  92,124,562   (1,734,841)   (3,565,121)     2,165,040
    Foreign exchange transactions          (4,942,605)     (84,000)     (258,257)       (85,679)
                                         ------------  -----------  ------------    -----------
                                           87,181,957   (1,818,841)   (3,823,378)     2,079,361
                                         ------------  -----------  ------------    -----------
  Net change in unrealized appreciation/
   (depreciation):
    Investments                             1,243,617      949,290    11,209,302      5,118,086
  Translation of assets and
    liabilities in foreign currencies        (131,019)       3,899        (6,645)          (426)
                                         ------------  -----------  ------------    -----------
                                            1,112,598      953,189    11,202,657      5,117,660
                                         ------------  -----------  ------------    -----------
  Net Gain/(Loss) On Investments And
    Foreign Currency Transactions          88,294,555     (865,652)    7,379,279      7,197,021
                                         ------------  -----------  ------------    -----------
  Net Increase/(Decrease) In Net Assets
    Resulting From Operations             $92,396,506  $  (651,911) $  7,500,417    $ 7,129,700
                                         ============  ===========  ============    ===========

---------------------
  *Inception date January 28, 1999.


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS FUNDS
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         EUROPEAN
                                                       INTERNATIONAL GROWTH FUND        EQUITY FUND
                                                  --------------------------------   ------------------
                                                      FOR THE YEAR   FOR THE YEAR      FOR THE PERIOD
                                                          ENDED         ENDED         JANUARY 28, 1999*
                                                  AUGUST 31, 1999  AUGUST 31, 1998   TO AUGUST 31, 1999
                                                  ---------------  ---------------   ------------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                               $  4,101,951   $  4,459,649       $   213,741
  Net gain/(loss) on investments and
    foreign currency transactions                       88,294,555     78,134,835          (865,652)
                                                      ------------   ------------       -----------
  Net increase/(decrease) in net assets
    resulting from operations                           92,396,506     82,594,484          (651,911)
                                                      ------------   ------------       -----------
  Dividends and Distributions to
    shareholders:
  From net investment income:
    Institutional shares                                (7,632,495)            --                --
    Common shares                                         (344,430)            --                --
  From net realized capital gains:
INSTITUTIONAL SHARES                                   (54,241,925)   (73,424,625)               --
    Common shares                                       (2,569,737)      (167,102)               --
  From capital:
    Institutional shares                                        --             --                --
    Common shares                                               --             --                --
                                                      ------------   ------------       -----------
  Total distributions to shareholders                  (64,788,587)   (73,591,727)               --
                                                      ------------   ------------       -----------
  Net capital share transactions                        31,183,186     47,441,934        25,308,355
                                                      ------------   ------------       -----------
  Total increase/(decrease)
    in net assets                                       58,791,105     56,444,691        24,656,444
  Net Assets:
    Beginning of period                                625,102,465    568,657,774                --
                                                      ------------   ------------       -----------
    End of period                                     $683,893,570   $625,102,465       $24,656,444
                                                      ============   ============       ===========
  * Inception Date.


                                             EMERGING MARKETS II FUND       GLOBAL TELECOMMUNICATIONS FUND
                                       -----------------------------------  ---------------------------------
                                          FOR THE YEAR       FOR THE YEAR     FOR THE YEAR    FOR THE YEAR
                                             ENDED               ENDED           ENDED           ENDED
                                       AUGUST 31, 1999     AUGUST 31, 1998   AUGUST 31, 1999  AUGUST 31, 1998
                                       ---------------     ---------------   ---------------  ---------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                     $   121,138        $    374,101     $    (67,321)    $    (298)
Net gain/(loss) on investments and
foreign currency transactions               7,379,279         (25,007,447)       7,197,021       142,046
                                          -----------        ------------     ------------     ---------
Net increase/(decrease) in net assets
resulting from operations                   7,500,417         (24,633,346)       7,129,700       141,748
                                          -----------        ------------     ------------     ---------
Dividends and Distributions to
shareholders:
From net investment income:
Institutional shares                               --            (732,736)              --            --
Common shares                                      --                 (83)              --          (138)
From net realized capital gains:
Institutional shares                               --            (649,941)              --            --
Common shares                                      --                (115)        (179,290)      (37,787)
From capital:
Institutional shares                         (312,194)         (3,255,728)              --            --
Common shares                                 (12,381)               (580)              --            --
                                          -----------        ------------     ------------     ---------
Total distributions to shareholders          (324,575)         (4,639,183)        (179,290)      (37,925)
                                          -----------        ------------     ------------     ---------
Net capital share transactions            (25,105,168)        (28,889,378)      57,496,988        44,798
                                          -----------        ------------     ------------     ---------
Total increase/(decrease)
in net assets                             (17,929,326)        (58,161,907)      64,447,398       148,621
Net Assets:
Beginning of period                        24,854,065          83,015,972          718,093       569,472
                                          -----------        ------------     ------------     ---------
End of period                             $ 6,924,739        $ 24,854,065     $ 65,165,491     $ 718,093
                                          ===========        ============     ============     =========
* Inception Date.


                 See Accompanying Notes to Financial Statements

WARBURG PINCUS FUNDS
INTERNATIONAL GROWTH FUND FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout each Period)
--------------------------------------------------------------------------------

                                                         INSTITUTIONAL                                  COMMON
                                            ------------------------------------------------ -----------------------------------
                                                                                             FOR THE YEAR ENDED      FOR THE PERIOD
                                                   FOR THE YEAR ENDED AUGUST 31,                 AUGUST 31,        NOVEMBER 1, 1996*
                                            ------------------------------------------------ ---------------------   to August 31,
                                              1999      1998      1997      1996      1995         1999      1998       1997
                                            --------  --------  --------  --------  --------      -------   ------    --------
  Net asset value, beginning of period      $  22.70  $ 22.22   $ 19.41   $ 18.24   $ 20.73       $ 22.56   $22.17      $19.67
                                            --------  --------  --------  --------  --------      -------   ------    --------
  Income from investment operations
  Net investment income                         0.14      0.15      0.18      0.19      0.06 0.12(DAGGER)     0.03        0.36
  Net gain/(loss) on investments and
    foreign currency transactions
    (both realized and unrealized)              2.90      3.26      2.89      1.05     (1.75)        2.83     3.29        2.40
                                            --------  --------  --------  --------  --------      -------   ------    --------
  Total from investment operations              3.04      3.41      3.07      1.24     (1.69)        2.95     3.32        2.76
                                            --------  --------  --------  --------  --------      -------   ------    --------
  Less Distributions
  Dividends from net investment income         (0.28)       --     (0.26)    (0.07)       --        (0.27)      --       (0.26)
  Distributions from capital gains             (1.99)    (2.93)       --        --     (0.80)       (1.99)   (2.93)         --
                                            --------  --------  --------  --------  --------      -------   ------    --------
  Total distributions                          (2.27)    (2.93)    (0.26)    (0.07)    (0.80)       (2.26)   (2.93)      (0.26)
                                            --------  --------  --------  --------  --------      -------   ------    --------
  Net asset value, end of period            $  23.47  $  22.70  $  22.22  $  19.41  $  18.24      $ 23.25   $22.56      $22.17
                                            ========  ========  ========  ========  ========      =======   ======    ========
  Total return                                13.88%    16.74%    15.93%  6.81%(d) 8.06)%(d)       13.52%   16.33%   14.14%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s omitted)  $675,118  $623,482  $568,510  $682,271  $773,255      $ 8,776   $1,620        $147
  Ratio of expenses to average net assets   1.21%(a)  1.14%(a)  1.16%(a)  1.19%(a)  1.25%(a)     1.50%(a) 1.40%(a) 1.43%(a)(b)
  Ratio of net investment income (loss)
    to average net assets                      0.60%     0.72%     0.71%     0.84%     0.35%        0.31%    0.58%    1.15%(b)
  Fund turnover rate                            182%      141%      126%       86%       78%         182%     141%     126%(c)

--------------------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.22%, 1.23%, 1.25%, 1.22% and 1.26% for the years ended August 31, 1999, 1998, 1997, 1996 and 1995, respectively.Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.51% and 1.48% for the years ended August 31, 1999 and 1998, respectively, and 1.53% annualized for the period ended August 31, 1997.

(b) Annualized.

(c) Not annualized.

(d) Redemption fees not reflected in total return.

*  Inception Date.

(DAGGER)PER SHARE  INFORMATION IS CALCULATED USING THE AVERAGE SHARE OUTSTANDING
    METHOD.


                 See Accompanying Notes to Financial Statements

                                      46-47

WARBURG PINCUS FUNDS
EUROPEAN EQUITY FUND FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout each Period)
--------------------------------------------------------------------------------

                                                INSTITUTIONAL         COMMON
                                               ------------------ -------------------
                                                 FOR THE PERIOD     FOR THE PERIOD
                                                JANUARY 28, 1999*  JANUARY 28, 1999*
                                               TO AUGUST 31, 1999  TO AUGUST 31, 1999
                                               ------------------ -------------------
Net asset value, beginning of period                  $10.00         $ 10.00
                                                      ------         -------
Income from investment operations
  Net investment income                                 0.09            0.08
  Net loss on investments and
    foreign currency transactions
    (both realized and unrealized)                     (0.29)          (0.29)
                                                      ------         -------
  Total from investment operations                     (0.20)          (0.21)
                                                      ------         -------
Less Distributions
  Dividends from net investment income                    --              --
  Distributions from capital gains                        --              --
                                                      ------         -------
  Total distributions                                     --              --
                                                      ------         -------
Net asset value, end of period                        $ 9.80         $  9.79
                                                      ======         =======
Total return                                      (2.00)%(c)      (2.10)%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted)               $98         $24,588
  Ratio of expenses to average net assets        1.16%(a)(b)     1.46%(a)(b)
Ratio of net investment income (loss)
  to average net assets                             1.67%(b)        1.41%(b)
  Fund turnover rate                                 161%(c)         161%(c)

-------------------
(a Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.29% annualized for the period ended August 31, 1999. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 2.64% annualized for the period ended August 31, 1999.

(b) Annualized.

(c) Not Annualized.

*  Inception Date.

                 See Accompanying Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                                       49

WARBURG PINCUS FUNDS
EMERGING MARKETS II FUND FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout each Period)
--------------------------------------------------------------------------------

                                                         INSTITUTIONAL                                  COMMON
                                            ------------------------------------------------ -----------------------------------
                                                                                             FOR THE YEAR ENDED      FOR THE PERIOD
                                                   FOR THE YEAR ENDED AUGUST 31,                 AUGUST 31,        NOVEMBER 1, 1996*
                                            ------------------------------------------------ ---------------------   to August 31,
                                              1999      1998      1997      1996      1995         1999      1998       1997
                                            --------  --------  --------  --------  --------      -------   ------    --------
  Net asset value, beginning of period       $ 10.44   $ 19.64   $ 18.20   $ 17.67   $ 24.58       $10.48   $19.60     $18.08
                                             -------   -------   -------   -------   -------      -------   ------    --------
  Income from investment operations
  Net investment income                  0.08(DAGGER)     0.12      0.21      0.10      0.02         0.04     0.03        0.18
  Net gain/(loss) on investments and
     foreign currency transactions
    (both realized and unrealized)              4.57     (8.08)     1.30      0.48     (5.94)        4.58    (7.99)       1.40
                                             -------   -------   -------   -------   -------      -------   ------    --------
  Total from investment operations              4.65     (7.96)     1.51      0.58     (5.92)        4.62    (7.96)       1.58
                                             -------   -------   -------   -------   -------      -------   ------    --------
  Less Distributions
  Dividends from net investment income            --     (0.20)    (0.07)    (0.05)    (0.07)          --    (0.12)       (0.06)
DISTRIBUTIONS FROM CAPITAL GAINS                  --     (0.17)       --        --     (0.92)          --    (0.17)         --
  Return of Capital                            (0.21)    (0.87)       --        --        --        (0.19)   (0.87)         --
                                             -------   -------   -------   -------   -------      -------   ------    --------
  Total distributions                          (0.21)    (1.24)    (0.07)    (0.05)    (0.99)       (0.19)   (1.16)      (0.06)
                                             -------   -------   -------   -------   -------      -------   ------    --------
Net asset value, end of period               $ 14.88   $ 10.44   $ 19.64   $ 18.20   $ 17.67       $14.91   $10.48      $19.60
                                             =======   =======   =======   =======   =======       ======   ======      ======
  Total return                                45.12%  (42.96)%     8.31%  3.33%(d)(24.42)%(d)      44.67% (42.86)%    8.76%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s omitted)   $ 5,972   $24,217   $83,012  $114,691  $128,323       $  953   $  636       $  4
  Ratio of expenses to average net assets   1.48%(a)  1.50%(a)  1.49%(a)  1.49%(a)  1.50%(a)     1.75%(a) 1.75%(a) 1.75%(a)(b)
  Ratio of net investment income (loss)
    to average net assets                      0.66%     0.61%     0.99%     0.63%     0.02%        0.28%    1.08%    0.88%(b)
  Fund turnover rate                            230%      179%      147%       79%       79%         230%     179%     147%(c)

--------------------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.13%, 2.01%, 1.63%, 1.62%, and 1.61% for the three years ended August 31, 1999, 1998, 1997, 1996 and 1995, respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 2.42% and 2.33% for the years ended August 31, 1999 and 1998, respectively, and 1.88% annualized for the period ended August 31, 1997.

(b) Annualized.

(c) Not annualized.

(d) Redemption fees not reflected in total return.

*  INCEPTION DATE.

(DAGGER)Per share information is calculated using the average share outstanding method.


                 See Accompanying Notes to Financial Statements.

                                      50-51

WARBURG PINCUS FUNDS
GLOBAL COMMUNICATIONS FUND FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout each Period)
--------------------------------------------------------------------------------

                                                              COMMON
                                             ----------------------------------------
                                              FOR THE YEAR ENDED     FOR THE PERIOD
                                                  AUGUST 31,        DECEMBER 4, 1996*
                                             ---------------------    TO AUGUST 31,
                                              1999           1998            1997
                                             -------        ------  -----------------
Net asset value, beginning of period         $ 20.54        $17.30          $15.00
                                             -------        ------          ------
  Income from investment operations
    Net investment income/(loss)               (0.04)        (0.01)           0.02
    Net gain on investments and
      foreign currency transactions
      (both realized and unrealized)           23.56          4.29            2.28
                                             -------        ------          ------
    Total from investment operations           23.52          4.28            2.30
                                             -------        ------          ------
  Less Distributions
    Dividends from net investment income          --            --              --
    Distributions from capital gains           (2.84)        (1.04)             --
                                             -------        ------          ------
    Total distributions                        (2.84)        (1.04)             --
                                             -------        ------          ------
Net asset value, end of period               $ 41.22        $20.54          $17.30
                                             =======        ======          ======
Total return                                 120.73%        25.38%       15.33%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted)   $65,165         $ 718           $ 569
  Ratio of expenses to average net assets   1.65%(a)      1.65%(a)     1.65%(a)(b)
  Ratio of net investment income (loss)
     to average net assets                   (0.35)%       (0.03)%        0.16%(b)
  Fund turnover rate                            203%          169%          43%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 2.52% and 6.86% for the years ended August 31, 1999 and 1998 and 8.38% annualized for the period ended August 31, 1997.

(b) Annualized.

(c) Not Annualized.

*   Inception Date.

                See Accompanying Notes to Financial Statements.
                                       52

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 1999
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Warburg Pincus Funds covered in this report are comprised of Warburg, Pincus International Growth Fund, Inc. ("International"), Warburg, Pincus Emerging Markets II Fund, Inc. ("Emerging Markets"), Warburg, Pincus European Equity Funds, Inc. ("European Equity"), Warburg, Pincus Global Telecommunications Funds, Inc. ("Global Telecommunications"), (each, a "Fund" and collectively, the "Funds"), which are registered under the Investment Company Act of 1940 , as amended (the "1940 Act"), as non-diversified (other than European Equity which is diversified), open-end management investment companies. Each Fund is authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares and Institutional shares of each Fund are currently offered. Common shares for each Fund bear expenses paid pursuant to a shareholder servicing and distribution at an annual rate not to exceed .25% of the average daily net asset value of the Fund's outstanding Common shares. In addition, the Common Shares bear a co-administrative fee.

   On October 23, 1998, pursuant to an Agreement and Plan of Reorganization, each Fund (other than European Equity) acquired all of the assets and liabilities of a corresponding investment series of The RBB Fund, Inc. (each an "Acquired Fund" and collectively, the "Acquired Funds"). The acquisitions were accomplished by a tax-free exchange of the following shares of each Fund (other than European Equity), in each case for the same amount of shares of the corresponding class of the applicable Acquired Fund. Shares were reissued to shareholders at the time of the reorganization.

     FUND                                   COMMON SHARES  INSTITUTIONAL SHARES
     --------------------------             -------------  --------------------
     International                             145,719            27,622,659
     Emerging Markets                           62,181             1,508,675
     Global Telecommunications                  40,351                    --

   The net assets of each Fund (other than European Equity) directly after the reorganization were the same as the corresponding Acquired Fund as described in the table below. Each Fund (other than European Equity) assumed the prior operating history of the corresponding Acquired Fund.

                                                            UNREALIZED
     FUND                              NET ASSETS   APPRECIATION/(DEPRECIATION)*
     ------                           ------------  ----------------------------
     International                    $615,300,445        $46,755,858
     Emerging Markets                   17,766,403         (4,401,793)
     Global Telecommunications             943,831            112,975

   Certain of the Funds are permitted to engage in the investment strategies described in the Notes to Financial Statements. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.


--------------------
* The amount of each Fund's net assets includes the amount of unrealized appreciation/(depreciation) listed above.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Please refer to each Fund's prospectus(es) and statements of additional information for a description of its investment strategies.

              A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on The New York Stock Exchange Inc. Each Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Fund's Board of Directors. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

              B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in each Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. Each Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

              C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expense. International, Emerging Markets, European Equity, Global Telecommunications,will distribute substantially all of its net realized capital gains and all net investment income, if any, to its shareholders at least annually.

              The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to generally accepted accounting principles (GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, paydowns on mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment. Temporary differences do not require reclassification. At August 31, 1999, International, European Equity, Emerging Markets, Global Telecommunications, $9,529,177, $(78,476), $(42,334), and $67,581, respectively, from accumulated net realized gain/(loss) to undistributed net investment income. Emerging Markets reclassified, $(202,844), from accumulated net investment income/(loss) to capital contributions. Emerging Markets reclassified, $(5,371,360), from accumulated net realized gain/(loss) to capital contriutions.

              E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              G) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by each Fund's custodian or an authorized securities depository.

              H) FUTURES TRANSACTIONS -- A Fund invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates or securities prices, or for other purposes. Certain Fund's may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, each Fund is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

   WARBURG PINCUS FUNDS

August 31, 1999
--------------------------------------------------------------------------------
              NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              I) OPTION TRANSACTIONS -- When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option.
     When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss to underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

              J) TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (to be announced) purchases commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

              K) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Funds in connection with securities lending activity is invested in the Boston Global Investment Trust. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The market value of securities on loan to brokers and the value of collateral held by each Fund with respect to such loans (including right to draw on letter of credit) at August 31, 1999 is as follows:

                                         MARKETS VALUE OF        VALUE OF
     FUND                                SECURITIES LOANED  COLLATERAL RECORDED
     --------------------------          -----------------  -------------------
     International                         $86,757,007        $91,414,446
     European Equity                         2,145,915          2,260,671
     Emerging Markets                          165,305            171,200
     Global Telecommunications               4,436,746          4,614,130

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
              NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              L) SHORT SALES -- When a Fund's investment adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if there is a decline in price of the security between those dates, which decline exceeds the cost of the borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it has sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash or liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

              M) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

              Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

              The   securities   exchanges  of  certain   foreign   markets  are
     substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


              Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.


              In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a fund invest in junk bonds) the fund's net asset value.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   Effective July 6, 1999, the Funds' investment adviser, Credit Suisse Asset Management became Credit Suisse Asset Management, LLC. In addition, in connection with the closing of the acquisition of Warburg Pincus Asset Management, Inc. by Credit Suisse Group, Warburg Pincus Asset Management, Inc. was merged into Credit Suisse Asset Management, LLC. Credit Suisse Asset Management had previously changed its name from BEA Associates effective January 1, 1999.


   PUrsuant to Investment Advisory Agreements, Credit Suisse ASSET Management, LLC ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for each of the four Funds described herein.


   For its advisory services, CSAM is entitled to receive the following fees, computed daily and payable monthly on each Fund's average daily net assets:

         FUND                                       ANNUAL RATE
--------------------------              ---------------------------------
International                           0.80% of average daily net assets
European Equity                         1.00% of average daily net assets
Emerging Markets                        1.00% of average daily net assets
Global Telecommunications               1.00% of average daily net assets

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

   CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the year ended August 31, 1999 advisory fees and waivers for each of the four investment Funds were as follows:

                                         GROSS                        NET
     FUND                            ADVISORY FEE     WAIVER     ADVISORY FEE
     ------                          ------------   ---------    ------------
     International                   $5,508,687           --     $5,508,687
     European Equity                    152,482     (152,482)            --
     Emerging Markets                   188,384     (120,352)        68,032
     Global Telecommunications          194,860     (101,660)        93,200


   CSAM reimbursed expenses of European Equity and Global Telecommunications, in the amounts of $19,556 and $33,124 respectively, for the year ended August 31, 1999.

   For its-sub-advisory services, Credit Suisse Asset Management Limited ("CSAM Limited"), an indirect, wholly-owned subsidiary of Credit Suisse Group, is entitled to receive from CSAM .30% of the daily net assets of Emerging Markets and .50% of the average daily net assets of European Equity. For the year ended, August 31, 1999, CSAM Limited was entitled to receive $56,515, and $76,241 from CSAM for sub-advisory services provided to Emerging Markets, and European Equity, respectively, all of which were waived.

   State Street Bank and Trust Company ("State Street"), serves as each Fund's transfer and dividend disbursement agent. State Street has delegated most of its Fund service obligations to Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street.

   Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of Credit Suisse Asset Management, LLC, and PFPC, Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serve as each Fund's co-administrator. For administration services, each Fund, except European Equity, pays CFSI a fee calculated at an annual rate .05% of the Fund's first $125 million in average daily nets assets of the Common shares and .10% of average daily net assets of the Common shares over $125 million. For European Equity, CFSI is entitled to recieve from the Fund a monthly fee equal to an annual rate of .10% of average daily net asset of the Common shares. No compensation is payable by the Funds to CFSI for co-administration services for the Institutional shares. CFSI may, at its discretion, voluntarily waive all or any portion of its co-administration fees for any of

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

the Funds. For the period October 24, 1998 to August 31, 1999, co-administration fees earned by CFSI on the Common shares were as follows:

                                       GROSS                          NET
     FUND                       ADMINISTRATION FEE   WAIVER   ADMINISTRATION FEE
     ------                     ------------------  -------   ------------------
     International                   $ 9,292        $    --         $9,292
     European Equity                  15,192         (7,596)         7,596
     Emerging Markets                    377           (142)           235
     Global Telecommunications         9,709         (9,463)           246

   Prior to October 23, 1998, Provident Distributors, Inc. ("PDI") served as administrative service agent. An administrative service fee was computed daily and payable quarterly at an annual rate of .15% of the average daily net assets of each Fund's (except European Equity) corresponding portfolio of The RBB Fund.

   The administrative agent may at its discretion voluntarily waive all or any portion of its administrative fee for any of the Funds. For the period September 1, 1998 through October 23, 1998, administrative service fees earned and waived by PDI were as follows:

                               GROSS ADMINISTRATIVE           NET ADMINISTRATIVE
     FUND                           SERVICE FEE      WAIVER       SERVICE FEE
     ------                    -------------------- --------  ------------------
     International                   $131,374       $(70,067)      $61,307
     Emerging Markets                   4,262         (3,409)          853
     Global Telecommunications             34            (34)           --


   For administration services, PFPC currently receives a fee calculated at annual rate of .125% on each Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for any of the Funds. For the year ended August 31, 1999, the co-administration fees earned and waived by PFPC were as follows:

                               GROSS ADMINISTRATIVE           NET ADMINISTRATIVE
     FUND                           SERVICE FEE      WAIVER       SERVICE FEE
     ------                    -------------------- --------  ------------------
     International                   $860,732       $     --      $860,732
     European Equity                    2,894             --         2,894
     Emerging Markets                  23,548             --        23,548
     Global Telecommunications         24,357        (24,357)           --

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
   NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

   Credit Suisse Asset Management Securities Inc. ("CSI"), also a wholly-owned subsidiary of Credit Suisse Asset Management, LLC, serves as each Fund's distributor. No compensation is payable by any Fund to CSI for its distribution services for Institutional shares. For its distribution services for the Common shares, CSI receives a fee calculated at an annual rate .25% of the average daily net assets of the Common shares of each Fund. For the year ended August 31, 1999, distribution fees earned by CSI were as follows:

     FUND                                            DISTRIBUTION FEE
     ------                                          ----------------
      International                                       $47,318
      European Equity                                      37,979
      Emerging Markets                                      2,146
      Global Telecommunications                            48,715

NOTE 3. PURCHASES AND SALES OF SECURITIES

   For the period ended August 31, 1999, purchases and sales of investment securities (other than short-term investments) were as follows:

                                           INVESTMENT SECURITIES
                                    ----------------------------------
     FUND                                PURCHASES       SALES
     ------                         --------------- ------------------
     International                  $1,194,403,607  $ 1,190,202,178
     European Equity                    63,543,115       39,683,207
     Emerging Markets                   38,225,168       60,244,926
     Global Telecommunications          89,335,347       36,815,339


NOTE 4. CAPITAL SHARES

   Transactions in capital shares for each period were as follows:

                                                         INTERNATIONAL GROWTH FUND
                   -------------------------------------------------------------------------------------------------------
                                          INSTITUTIONAL                                          COMMON
                   ---------------------------------------------------  --------------------------------------------------
                        FOR THE YEAR ENDED      FOR THE YEAR ENDED          FOR THE YEAR ENDED         FOR THE YEAR ENDED
                          AUGUST 31, 1999         AUGUST 31, 1998            AUGUST 31, 1999             AUGUST 31, 1998
                   --------------------------  -----------------------  --------------------------  ----------------------
                     SHARES         VALUE       SHARES        VALUE       SHARES           VALUE      SHARES      VALUE
                   -----------   ------------  ---------  ------------  ----------     -----------  --------   -----------
Shares sold         11,591,187   $257,783,566  4,245,007  $102,490,297   3,185,532     $71,124,892   211,487   $ 4,990,229
Shares issued in
   reinvestment of
   dividends         2,671,406     59,839,501  3,354,933    68,910,317     127,644       2,838,791     8,163       167,087
Shares repurchased (12,967,216)  (293,781,727)(5,715,329) (125,473,547) (3,007,619)    (66,621,836) (154,474)   (3,642,448)
                   -----------   ------------  ---------  ------------  ----------     -----------  --------   -----------
Net increase         1,295,377   $ 23,841,340  1,884,611  $ 45,927,067     305,557     $ 7,341,847    65,176   $ 1,514,868
                   ===========   ============  =========  ============  ==========     ===========  ========   ===========

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
NOTE 4. CAPITAL SHARES (CONTINUED)

                                           EUROPEAN EQUITY FUND
                     --------------------------------------------------------------------
                             INSTITUTIONAL                          COMMON
                    ---------------------------------   ----------------------------------
                    FOR THE PERIOD JANUARY 28, 1999*   FOR THE PERIOD JANUARY 28, 1999*
                         THROUGH AUGUST 31, 1999            THROUGH AUGUST 31, 1999
                    --------------------------------   --------------------------------
                          SHARES        VALUE                SHARES       VALUE
                          ------        --------           ----------   -----------
Shares sold               10,003        $100,030            4,115,201   $40,639,910
Shares issued in
   reinvestment of
   dividends                  --              --                   --            --
Shares repurchased            --              --           (1,605,450)  (15,431,585)
                          ------        --------           ----------   -----------
Net increase              10,003        $100,030            2,509,751   $25,208,325
                          ======        ========           ==========   ===========
*Inception Date.

                                                        EMERGING MARKETS II FUND
                   -------------------------------------------------------------------------------------------------------
                                          INSTITUTIONAL                                          COMMON
                   ---------------------------------------------------  --------------------------------------------------
                        FOR THE YEAR ENDED      FOR THE YEAR ENDED          FOR THE YEAR ENDED         FOR THE YEAR ENDED
                          AUGUST 31, 1999         AUGUST 31, 1998            AUGUST 31, 1999             AUGUST 31, 1998
                   --------------------------  -----------------------  --------------------------  ----------------------
                     SHARES         VALUE       SHARES        VALUE       SHARES           VALUE      SHARES      VALUE
                   -----------  -------------  ---------  ------------  ----------     -----------  --------   -----------
Shares sold             46,493      $ 584,900    102,528  $  1,830,455      69,187        $952,603    93,287    $1,457,394
Shares issued in
   reinvestment of
   dividends            27,063        308,248    245,801     4,154,034          60             690        46           775
Shares repurchased  (1,991,203)   (25,992,240)(2,256,500)  (35,760,759)    (66,044)       (959,369)  (32,820)     (571,277)
                    ----------   ------------  ---------  ------------     -------       ---------   -------    ----------
Net increase/
   (decrease)       (1,917,647)  $(25,099,092)(1,908,171) $(29,776,270)      3,203       $  (6,076)   60,513    $  886,892
                    ==========   ============  =========  ============     =======       =========   =======    ==========

                                    GLOBAL TELECOMMUNICATIONS FUND
                    -----------------------------------------------------------
                                                COMMON
                    -----------------------------------------------------------
                        FOR THE YEAR ENDED                FOR THE YEAR ENDED
                           AUGUST 31, 1999                  AUGUST 31, 1998
                    -------------------------            ----------------------
                      SHARES        VALUE                   SHARES      VALUE
                    ---------    ------------              -------    ---------
Shares sold         1,820,386    $ 68,055,242               18,229    $ 414,135
Shares issued in
   reinvestment of
   dividends            5,883         167,194                2,037       37,921
Shares repurchased   (280,472)    (10,725,448)             (18,228)    (407,258)
                    ---------    ------------              -------    ---------
Net increase        1,545,797    $ 57,496,988                2,038    $  44,798
                    =========    ============              =======    =========

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------


NOTE 4. CAPITAL SHARES (CONTINUED)

   On August 31, 1999, the number of shareholders that held 5% or more of the outstanding shares are as follows:

                                             NUMBER OF   APPROXIMATE PERCENTAGE
                                           SHAREHOLDERS   OF OUTSTANDING SHARES
                                           ------------  ----------------------
     International Institutional shares          4                24.90%
     International Common shares                 3                89.83
     European Equity Institutional shares        1                99.97
     European Equity Common shares               1                81.40
     Emerging Markets Institutional shares       4                89.49
     Emerging Markets Common shares              3                89.74

NOTE 5. RESTRICTED SECURITIES

   One of International's investments is restricted as to resale and is valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value available. The table below shows the number of shares held, the acquisition date, value as of August 31, 1999, percentage of net assets which the security comprises, aggregate cost and unit value of the security.

                                 NUMBER OF     ACQUISITION      08/31/99      PERCENTAGE O       SECURITY   VALUE PER
                                   SHARES          DATE         FAIR VALUE     NET ASSETS          COST         UNIT
                                 ----------     ----------      ----------     -----------      ----------   ---------
   Geotek Communications, Inc.
     Series M                           600        5/26/95            0.00            0.0%      $6,000,000       0.000
                                                                      ----                      ----------
                                                                      0.00                      $6,000.000
                                                                      ====                      ==========

NOTE 6. FORWARD FOREIGN CURRENCY CONTRACTS

   The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk or to enhance total return. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities denominated in foreign currencies that it already owns. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either transactions or portfolio positions.

   Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 1999
--------------------------------------------------------------------------------
NOTE 6. FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)

   Each Fund's policy is to include this portion of realized and unrealized gains and losses on investments that result from foreign currency changes with other foreign currency gains and losses on the Statement of Operations.

   The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of each Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparty to the contract is unable to meet the terms of their contract. None of the Funds had open forward currency contacts at August 31, 1999.


NOTE 7. LINE OF CREDIT

   The Funds, together with other funds advised by CSAM, have established a $250 million committed line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated portfolio share redemptions. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal funds rate plus .50%. None of the Funds had borrowings under the line of credit agreement.


NOTE 8. CAPITAL LOSS CARRYOVERS

   At August 31, 1999, capital loss carryovers were available to offset future realized gains as follows: $20,719,643 in Emerging Markets of which $88,398 expires in 2003, $9,829,561 expires in 2004, $68,462 expires in 2006 and
$10,733,222 expires in 2007.

WARBURG PINCUS FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders Of
Warburg Pincus International Growth Fund,
Warburg Pincus European Equity Fund,
Warburg Pincus Emerging Markets II Fund and
Warburg Pincus Global Telecommunications Fund:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Warburg Pincus International Growth Fund, Warburg Pincus European Equity Fund, Warburg Pincus Emerging Markets II Fund and Warburg Pincus Global Telecommunications Fund (all funds collectively referred to as the "Funds"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at August 31, 1999, and the results of each of their operations for the year (or period) then ended, the changes in each of their net assets for each of the two years (or periods) in the period then ended and their financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, PA
October 7, 1999

WARBURG PINCUS FUNDS
TAX INFORMATION LETTERS

--------------------------------------------------------------------------------


IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF WARBURG PINCUS INTERNATIONAL GROWTH FUND (UNAUDITED)

   During the fiscal year ended August 31, 1999, the International Growth Fund - Institutional Class distributed $5,684,280 of foreign source income on which the Fund paid foreign taxes of $606,655. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code 1986, as amended the "Code", and the Treasury Regulations thereunder.

   During the fiscal year ended August 31, 1999, the International Growth Fund - Common Class distributed $258,106 of foreign source income on which the Fund paid foreign taxes of $28,741. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Code and the Treasury Regulations thereunder.


IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF WARBURG PINCUS EMERGING MARKET II FUND (UNAUDITED)

   During the fiscal year ended August 31, 1999, the Emerging Market II Fund - Institutional Class distributed $371,643 of foreign source income on which the Fund paid foreign taxes of $62,881. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Code and the Treasury Regulations thereunder.

   During the fiscal year ended August 31, 1999, the Emerging Market II Fund - Common Class distributed $14,918 of foreign source income on which the Fund paid foreign taxes of $2,683. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Code and the Treasury Regulations thereunder.


IMPORTANT TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

   During the year ended August 31, 1999, the Funds declared the following dividends from realized capital gains:

                                                     Short-term      Long-term
                                                    capital gain   capital gain
                                                      per share      per share
                                                     ----------     ----------
Warburg Pincus International Growth Fund                $0.4142       $1.5771
Warburg Pincus Global Telecommunication Fund                --         2.8396

WARBURG PINCUS FUNDS
YEAR 2000 COMPLIANCE
Not Covered by Independent Accountants Reports
--------------------------------------------------------------------------------

   Many services provided to the Fund's and their shareholders by CSAM and certain of its affiliates ("CSAMService Providers") and the Fund's other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, resulting in potential difficulty in performing various calculations ("Year 2000 Issue"). The Year 2000 could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations. It has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely affect the portfolios' foreign investments

   The CSAM Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The CSAM Service Providers anticipate that their systems and those of the Fund's other service providers will be adapted in time for the Year 2000. The CSAM Service Providers have completed mission critical systems testing and have participated in industry-wide testing programs. In addition, the CSAM Service Providers are formulating a contingency plan to address the Year 2000 Issue and anticipate completion of the plan by the end of the third quarter of 1999. The CSAM Service Providers have also completed investigations of material operations of the Fund's other major service providers. The CSAM Service Providers continue to monitor the Year 2000 Issue and its potential impact on the Funds. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economics, generally.

                                [GRAPHIC OMITTED]
                              WARBURG PINCUS FUNDS
                      P.O. BOX 9030, BOSTON, MA 02205-9030
               800-WARBURG (800-927-2874) (BULLET) www.warburg.com
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.      WPIST-2-0899